Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2011

Ameriprise Financial, Inc.

Statistical Supplement Information

Statistical Supplement Package

(unaudited)

First Quarter 2011

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2011

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Accordingly, this Statistical Supplement Package presents the Company’s operating results and related operating metrics.  Reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Reconciliation of GAAP Metrics to Operating Metrics” beginning on page 44.

Effective for first quarter 2011, management made certain changes in its Statistical Supplement Package:

*Amended its definition of operating earnings as it relates to the market impact on variable annuity guaranteed living benefits

*Removed the Owned, Managed and Administered Assets disclosures and replaced them with Assets under Management and Assets under Administration disclosures

*Provided more details into net flows for the Columbia managed retail funds

*Transferred the results of operations attributable to Securities America from the Advice & Wealth Management segment to the Corporate & Other segment

Management views the operating measures under the amended definition as a more meaningful presentation of its results for purposes of analyzing the operating performance of its segments, as the amended definition presents results on a basis more consistent with the economics of the businesses.  Under the amended definition, operating measures exclude the impact of consolidating certain investment entities (“CIEs”), net realized gains or losses, market impact on variable annuity guaranteed living benefits and integration and restructuring charges.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors.  Management has recast the prior period amounts to conform to the way management currently manages and monitors segment performance during the current period, including moving the results of operations attributable to Securities America from the Advice & Wealth Management segment to the Corporate & Other segment.

In addition to amending the definition of operating earnings, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Prior to the amendment of the definition of operating earnings, operating earnings included the market impact on variable annuity guaranteed living benefits.  Beginning with results reported in first quarter 2011, operating earnings are adjusted to exclude this impact (prior quarters have been restated).  The market impact includes changes in liability values caused by changes in financial market conditions, net of changes in associated hedge asset values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life’s nonperformance spread.  Further, the market impact is net of related impacts on DAC and DSIC amortization.  The market impact relates to guaranteed minimum accumulation benefits and non-life contingent guaranteed minimum withdrawal benefits accounted for at fair value as embedded derivatives.  The Company views operating earnings under the amended definition as a more meaningful presentation of its results.

The Company removed its Owned, Managed and Administered Assets disclosure and replaced it with Assets Under Management and Administration disclosures.  This presentation better aligns the assets with the fees that are generated and is more consistent with peers.

Management provided more detail into the components of the Columbia Managed Assets Rollforward for retail funds by breaking out mutual fund inflows, mutual fund outflows, reinvested dividends and distributions separately.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$774	$955	$1,040	$1,192	$1,184	$774	$1,184	$410	53%	$410	53%	$(8)	(1)%
Distribution fees	391	453	415	449	467	391	467	76	19%	76	19%	18	4%
Net investment income	590	654	527	542	515	590	515	(75)	(13)%	(75)	(13)%	(27)	(5)%
Premiums	282	299	303	295	292	282	292	10	4%	10	4%	(3)	(1)%
Other revenues	255	236	180	214	209	255	209	(46)	(18)%	(46)	(18)%	(5)	(2)%
Total revenues	2,292	2,597	2,465	2,692	2,667	2,292	2,667	375	16%	375	16%	(25)	(1)%
Banking and deposit interest expense	21	20	15	14	13	21	13	(8)	(38)%	(8)	(38)%	(1)	(7)%
Total net revenues	2,271	2,577	2,450	2,678	2,654	2,271	2,654	383	17%	383	17%	(24)	(1)%

Expenses
Distribution expenses	525	621	611	674	716	525	716	191	36%	191	36%	42	6%
Interest credited to fixed accounts	228	231	227	223	207	228	207	(21)	(9)%	(21)	(9)%	(16)	(7)%
Benefits, claims, losses and settlement expenses	354	298	640	465	384	354	384	30	8%	30	8%	(81)	(17)%
Amortization of deferred acquisition costs	118	171	(246)	84	116	118	116	(2)	(2)%	(2)	(2)%	32	38%
Interest and debt expense	64	74	74	78	75	64	75	11	17%	11	17%	(3)	(4)%
General and administrative expense	621	716	702	829	885	621	885	264	43%	264	43%	56	7%
Total expenses	1,910	2,111	2,008	2,353	2,383	1,910	2,383	473	25%	473	25%	30	1%

Pretax income	361	466	442	325	271	361	271	(90)	(25)%	(90)	(25)%	(54)	(17)%
Income tax provision	65	68	130	71	48	65	48	(17)	(26)%	(17)	(26)%	(23)	(32)%
Net income	296	398	312	254	223	296	223	(73)	(25)%	(73)	(25)%	(31)	(12)%
Less: Net income (loss) attributable to noncontrolling interests	82	139	(32)	(26)	(18)	82	(18)	(100)	#	(100)	#	8	31%
Net income attributable to Ameriprise Financial	$214	$259	$344	$280	$241	$214	$241	$27	13%	$27	13%	$(39)	(14)%

Earnings Per Share
Basic earnings per share	$0.82	$0.99	$1.35	$1.11	$0.96	$0.82	$0.96	$0.14	17%	$0.14	17%	$(0.15)	(14)%
Earnings per diluted share	$0.81	$0.98	$1.32	$1.08	$0.94	$0.81	$0.94	$0.13	16%	$0.13	16%	$(0.14)	(13)%

GAAP Metrics
Net revenue growth	32.3%	37.5%	25.9%	18.0%	16.9%	32.3%	16.9%	(15.4)%		(15.4)%		(1.1)%
Return on equity excluding AOCI (1)(3)	9.3%	10.6%	11.1%	11.2%	11.3%	9.3%	11.3%	2.0%		2.0%		0.1%
Earnings per diluted share growth	39.7%	NM	32.0%	20.0%	16.0%	39.7%	16.0%	(23.6)%		(23.6)%		(4.0)%
Pretax income margin	15.9%	18.1%	18.0%	12.1%	10.2%	15.9%	10.2%	(5.7)%		(5.7)%		(1.9)%
Effective tax rate	17.9%	14.6%	29.6%	22.0%	17.8%	17.9%	17.8%	(0.1)%		(0.1)%		(4.2)%
Effective tax rate excluding CIEs	23.2%	20.8%	27.6%	20.3%	16.7%	23.2%	16.7%	(6.5)%		(6.5)%		(3.6)%

Ameriprise Financial shareholders’ equity	$10,104	$10,498	$10,950	$10,725	$10,551	$10,104	$10,551	$447	4%	$447	4%	$(174)	(2)%
Ameriprise Financial shareholders’ equity excluding AOCI (1)	$9,737	$9,891	$10,053	$10,160	$10,009	$9,737	$10,009	$272	3%	$272	3%	$(151)	(1)%
Ameriprise Financial shareholders’ equity excluding AOCI - 5 point avg.	$8,702	$9,178	$9,490	$9,769	$9,970	$8,702	$9,970	$1,268	15%	$1,268	15%	$201	2%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)	$37.11	$38.49	$39.63	$40.37	$40.31	$37.11	$40.31	$3.20	9%	$3.20	9%	$(0.06)	(0)%

(1) See non-GAAP financial information on pg 35.

(2) Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)  Calculated using net income for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

GAAP to Operating Reconciliation

First Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011

Pretax operating earnings (1)	$298	$350	$483	$403	$334	$298	$334
Income taxes, applicable to operating earnings (2)	72	76	133	89	64	72	64
Operating earnings (1)	226	274	350	314	270	226	270
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(9)	(10)	(9)	(10)	(10)	(9)	(10)
Net investment income
Net investment income attributable to the CIEs	79	155	17	24	27	79	27
Realized gains (losses)	5	7	2	19	1	5	1
Other revenues
Other revenues attributable to the CIEs	57	46	9	13	20	57	20
Benefits, claims, losses and settlement expenses
Market impact on Variable Annuity guaranteed living benefits	(23)	68	18	(72)	(27)	(23)	(27)
Amortization of deferred acquisition costs
Market impact on Variable Annuity guaranteed living benefits	6	(41)	(10)	29	10	6	10
Interest and debt expense
Interest and debt expense attributable to the CIEs	(40)	(45)	(45)	(51)	(50)	(40)	(50)
General and administrative expense
Integration and restructuring charges	(7)	(57)	(19)	(28)	(29)	(7)	(29)
General and administrative expense attributable to the CIEs	(5)	(7)	(4)	(2)	(5)	(5)	(5)
Total reconciling items, before income taxes	63	116	(41)	(78)	(63)	63	(63)
Income taxes, not applicable to operating earnings (3)	7	8	3	18	16	7	16
Total reconciling items, after income taxes	70	124	(38)	(60)	(47)	70	(47)
Net income	296	398	312	254	223	296	223
Less: Net income (loss) attributable to noncontrolling interests	82	139	(32)	(26)	(18)	82	(18)
Net income attributable to Ameriprise Financial	$214	$259	$344	$280	$241	$214	$241

(1)   See non-GAAP financial information on pg 35.

(2)   Calculated using the operating effective tax rate.

(3)   Calculated as the difference between the income tax provision on a GAAP basis and the income tax provision calculated using the operating effective tax rate.

Ameriprise Financial, Inc.

Operating Income Statements

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$783	$965	$1,049	$1,202	$1,194	$783	$1,194	$411	52%	$411	52%	$(8)	(1)%
Distribution fees	391	453	415	449	467	391	467	76	19%	76	19%	18	4%
Net investment income	506	492	508	499	487	506	487	(19)	(4)%	(19)	(4)%	(12)	(2)%
Premiums	282	299	303	295	292	282	292	10	4%	10	4%	(3)	(1)%
Other revenues	198	190	171	201	189	198	189	(9)	(5)%	(9)	(5)%	(12)	(6)%
Total revenues	2,160	2,399	2,446	2,646	2,629	2,160	2,629	469	22%	469	22%	(17)	(1)%
Banking and deposit interest expense	21	20	15	14	13	21	13	(8)	(38)%	(8)	(38)%	(1)	(7)%
Operating total net revenues (1)	2,139	2,379	2,431	2,632	2,616	2,139	2,616	477	22%	477	22%	(16)	(1)%

Expenses
Distribution expenses	525	621	611	674	716	525	716	191	36%	191	36%	42	6%
Interest credited to fixed accounts	228	231	227	223	207	228	207	(21)	(9)%	(21)	(9)%	(16)	(7)%
Benefits, claims, losses and settlement expenses	331	366	658	393	357	331	357	26	8%	26	8%	(36)	(9)%
Amortization of deferred acquisition costs	124	130	(256)	113	126	124	126	2	2%	2	2%	13	12%
Interest and debt expense	24	29	29	27	25	24	25	1	4%	1	4%	(2)	(7)%
General and administrative expense	609	652	679	799	851	609	851	242	40%	242	40%	52	7%
Operating expenses (1)	1,841	2,029	1,948	2,229	2,282	1,841	2,282	441	24%	441	24%	53	2%

Pretax operating earnings (1)	298	350	483	403	334	298	334	36	12%	36	12%	(69)	(17)%
Income tax provision	72	76	133	89	64	72	64	(8)	(11)%	(8)	(11)%	(25)	(28)%
Operating earnings (1)	$226	$274	$350	$314	$270	$226	$270	$44	19%	$44	19%	$(44)	(14)%

Operating Earnings Per Share
Basic operating earnings per share (1)	$0.87	$1.05	$1.37	$1.24	$1.07	$0.87	$1.07	$0.20	23%	$0.20	23%	$(0.17)	(14)%
Operating earnings per diluted share (1)	$0.85	$1.03	$1.35	$1.21	$1.05	$0.85	$1.05	$0.20	24%	$0.20	24%	$(0.16)	(13)%

Operating Measures
Operating total net revenue growth	24.9%	26.8%	26.0%	19.0%	22.3%	24.9%	22.3%	(2.6)%		(2.6)%		3.3%
Operating earnings per diluted share growth	NM	30.4%	23.9%	31.5%	23.5%	NM	23.5%	NM		NM		(8.0)%
Operating return on equity excluding CIEs and AOCI (1)(3)	10.9%	11.5%	11.9%	12.5%	12.8%	10.9%	12.8%	1.9%		1.9%		0.3%
Pretax operating margin (1)	13.9%	14.7%	19.9%	15.3%	12.8%	13.9%	12.8%	(1.1)%		(1.1)%		(2.5)%
Operating effective tax rate (1)	24.2%	21.7%	27.5%	22.1%	19.2%	24.2%	19.2%	(5.0)%		(5.0)%		(2.9)%

Ameriprise Financial shareholders’ equity excluding CIEs (1)	$9,622	$9,902	$10,389	$10,196	$10,050	$9,622	$10,050	$428	4%	$428	4%	$(146)	(1)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI (1)	$9,229	$9,271	$9,463	$9,602	$9,479	$9,229	$9,479	$250	3%	$250	3%	$(123)	(1)%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI - 5 point avg.	$8,601	$8,952	$9,147	$9,314	$9,409	$8,601	$9,409	$808	9%	$808	9%	$95	1%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (2)	$35.17	$36.07	$37.30	$38.15	$38.18	$35.17	$38.18	$3.01	9%	$3.01	9%	$0.03	0%

(1) See non-GAAP financial information on pg 35.

(2) Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3) Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

NM Not Meaningful

Statistical Supplement Package

(unaudited)

First Quarter 2011

Summary & Highlights

Ameriprise Financial, Inc.

Highlights

First Quarter 2011

								Prior Year Comparisons
(in millions, except earnings per share amounts,						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
headcount and as otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Earnings Per Share
Basic operating earnings per share(1)	$0.87	$1.05	$1.37	$1.24	$1.07	$0.87	$1.07	$0.20	23%	$0.20	23%	$(0.17)	(14)%
Operating earnings per diluted share(1)	$0.85	$1.03	$1.35	$1.21	$1.05	$0.85	$1.05	$0.20	24%	$0.20	24%	$(0.16)	(13)%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%(1)	24.9%	26.8%	26.0%	19.0%	22.3%	24.9%	22.3%	(2.6)%		(2.6)%		3.3%
Operating earnings per diluted share growth: Target 12 - 15%(1)	NM	30.4%	23.9%	31.5%	23.5%	NM	23.5%	NM		NM		(8.0)%
Operating return on equity excluding CIEs and AOCI: Target 12 - 15%(2)	10.9%	11.5%	11.9%	12.5%	12.8%	10.9%	12.8%	1.9%		1.9%		0.3%

Assets Under Management and Administration
Advice & Wealth Management AUM	$85,942	$83,042	$91,101	$97,514	$103,104	$85,942	$103,104	$17,162	20%	$17,162	20%	$5,590	6%
Asset Management AUM	246,007	413,327	444,871	456,833	465,434	246,007	465,434	219,427	89%	219,427	89%	8,601	2%
Corporate AUM	14,043	13,823	14,161	15,225	15,514	14,043	15,514	1,471	10%	1,471	10%	289	2%
Eliminations	(8,123)	(10,648)	(11,582)	(12,405)	(13,181)	(8,123)	(13,181)	(5,058)	(62)%	(5,058)	(62)%	(776)	(6)%
Total Assets Under Management	337,869	499,544	538,551	557,167	570,871	337,869	570,871	233,002	69%	233,002	69%	13,704	2%
Total Assets Under Administration	122,681	98,951	109,276	115,647	121,693	122,681	121,693	(988)	(1)%	(988)	(1)%	6,046	5%
Total AUM and AUA	$460,550	$598,495	$647,827	$672,814	$692,564	$460,550	$692,564	$232,014	50%	$232,014	50%	$19,750	3%

Business Metrics
Total Ameriprise client assets	$279,407	$266,488	$287,729	$303,613	$315,387	$279,407	$315,387	$35,980	13%	$35,980	13%	$11,774	4%
Total branded financial advisors	9,931	9,786	9,723	9,656	9,653	9,931	9,653	(278)	(3)%	(278)	(3)%	(3)	(0)%

Net flows and net deposits
Branded advisor wrap	$2,316	$1,933	$1,566	$1,736	$2,750	$2,316	$2,750	$434	19%	$434	19%	$1,014	58%
Asset Management	(497)	(4,941)	(1,788)	(5,799)	(4,852)	(497)	(4,852)	(4,355)	#	(4,355)	#	947	16%
Annuities	(68)	9	325	177	(144)	(68)	(144)	(76)	#	(76)	#	(321)	#
Variable universal life / Universal life	(41)	(36)	(51)	(45)	(63)	(41)	(63)	(22)	(54)%	(22)	(54)%	(18)	(40)%

S&P 500
Daily average	1,121	1,134	1,094	1,205	1,302	1,121	1,302	181	16%	181	16%	97	8%
Period end	1,169	1,031	1,141	1,258	1,326	1,169	1,326	157	13%	157	13%	68	5%

(1)   See non-GAAP financial information on pg 35.

(2)   Calculated using operating earnings for the last twelve months in the numerator and the average Ameriprise Financial shareholders’ equity excluding CIEs and AOCI as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

Common Share, Per Share and Capital Summary

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except share amounts, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	255.1	257.4	252.0	248.7	246.7	255.1	246.7	(8.4)	(3)%	(8.4)	(3)%	(2.0)	(1)%
Repurchases	—	(5.7)	(3.6)	(3.8)	(6.5)	—	(6.5)	(6.5)	—	(6.5)	—	(2.7)	(71)%
Issuances	2.7	0.4	0.4	2.0	3.1	2.7	3.1	0.4	15%	0.4	15%	1.1	55%
Other	(0.4)	(0.1)	(0.1)	(0.2)	(0.4)	(0.4)	(0.4)	0.0	—	0.0	—	(0.2)	(100)%
Total common shares outstanding	257.4	252.0	248.7	246.7	242.9	257.4	242.9	(14.5)	(6)%	(14.5)	(6)%	(3.8)	(2)%
Nonforfeitable restricted stock units	5.0	5.0	5.0	5.0	5.4	5.0	5.4	0.4	8%	0.4	8%	0.4	8%
Total basic common shares outstanding	262.4	257.0	253.7	251.7	248.3	262.4	248.3	(14.1)	(5)%	(14.1)	(5)%	(3.4)	(1)%
Total potentially dilutive shares	4.0	3.7	5.4	6.4	5.5	4.0	5.5	1.5	38%	1.5	38%	(0.9)	(14)%
Total diluted shares	266.4	260.7	259.1	258.1	253.8	266.4	253.8	(12.6)	(5)%	(12.6)	(5)%	(4.3)	(2)%

Weighted average common shares outstanding:
Basic	260.8	261.1	255.3	252.7	251.6	260.8	251.6	(9.2)	(4)%	(9.2)	(4)%	(1.1)	—
Diluted	265.0	265.3	259.9	258.9	257.7	265.0	257.7	(7.3)	(3)%	(7.3)	(3)%	(1.2)	—

Capital Returned to Shareholders
Dividends paid	$45	$47	$46	$45	$46	$45	$46	$1	2%	$1	2%	$1	2%
Common stock share repurchases	$—	$220	$153	$200	$395	$—	$395	$395	—	$395	—	$195	98%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.5%	20.4%	20.0%	17.8%	17.9%	20.5%	17.9%	(2.6)%		(2.6)%		0.1%

Goodwill and intangible assets	$1,393	$2,258	$2,263	$2,240	$2,240	$1,393	$2,240	$847	61%	$847	61%	$—	0%

Net Investment Income
Investment income on fixed maturities	$481	$479	$480	$481	$470	$481	$470	$(11)	(2)%	$(11)	(2)%	$(11)	(2)%
Realized gains (losses)	5	7	2	19	1	5	1	(4)	(80)%	(4)	(80)%	(18)	(95)%
Affordable housing	(3)	(5)	(4)	(8)	(7)	(3)	(7)	(4)	#	(4)	#	1	13%
Other (including seed money)	28	18	32	26	24	28	24	(4)	(14)%	(4)	(14)%	(2)	(8)%
Consolidated investment entities	79	155	17	24	27	79	27	(52)	(66)%	(52)	(66)%	3	13%
Total net investment income	$590	$654	$527	$542	$515	$590	$515	$(75)	(13)%	$(75)	(13)%	$(27)	(5)%

Allocated Equity (1)
Advice & Wealth Management	$702	$696	$698	$713	$728	$702	$728	$26	4%	$26	4%	$15	2%
Asset Management	1,044	1,947	1,919	1,924	1,911	1,044	1,911	867	83%	867	83%	(13)	(1)%
Annuities	2,317	2,395	2,539	2,582	2,696	2,317	2,696	379	16%	379	16%	114	4%
Protection	2,560	2,654	2,668	2,596	2,594	2,560	2,594	34	1%	34	1%	(2)	(0)%
Corporate & Other	2,606	1,579	1,639	1,787	1,550	2,606	1,550	(1,056)	(41)%	(1,056)	(41)%	(237)	(13)%
Total allocated equity	$9,229	$9,271	$9,463	$9,602	$9,479	$9,229	$9,479	$250	3%	$250	3%	$(123)	(1)%

(1)   Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Reported net revenues	$765	$853	$830	$895	$914	$765	$914	$149	19%	$149	19%	$19	2%
Realized (gains) losses	1	(1)	—	(1)	(1)	1	(1)	(2)	#	(2)	#	—	—
Operating total net revenues (2)	$766	$852	$830	$894	$913	$766	$913	$147	19%	$147	19%	$19	2%

Reported expenses	$717	$770	$742	$798	$814	$717	$814	$97	14%	$97	14%	$16	2%
Less: integration/restructuring charges (1)	2	4	1	—	—	2	—	(2)	#	(2)	#	—	—
Operating expenses (2)	$715	$766	$741	$798	$814	$715	$814	$99	14%	$99	14%	$16	2%

Pretax segment income	$48	$83	$88	$97	$100	$48	$100	$52	#	$52	#	$3	3%
Pretax operating earnings (2)	$51	$86	$89	$96	$99	$51	$99	$48	94%	$48	94%	$3	3%

Allocated Equity	$702	$696	$698	$713	$728	$702	$728	$26	4%	$26	4%	$15	2%
Operating return on allocated equity (2)(3)	13.8%	21.6%	28.3%	35.1%	40.5%	13.8%	40.5%	26.7%		26.7%		5.4%
Pretax operating margin (2)	6.7%	10.1%	10.7%	10.7%	10.8%	6.7%	10.8%	4.1%		4.1%		0.1%

Asset Management
Reported net revenues	$370	$562	$662	$774	$737	$370	$737	$367	99%	$367	99%	$(37)	(5)%
Realized (gains) losses	(1)	—	(1)	(1)	—	(1)	—	1	#	1	#	1	#
Operating total net revenues (2)	$369	$562	$661	$773	$737	$369	$737	$368	100%	$368	100%	$(36)	(5)%

Reported expenses	$352	$506	$558	$634	$630	$352	$630	$278	79%	$278	79%	$(4)	(1)%
Less: integration/restructuring charges (4)	5	48	18	24	29	5	29	24	#	24	#	5	21%
Operating expenses (2)	$347	$458	$540	$610	$601	$347	$601	$254	73%	$254	73%	$(9)	(1)%

Pretax segment income	$18	$56	$104	$140	$107	$18	$107	$89	#	$89	#	$(33)	(24)%
Pretax operating earnings (2)	$22	$104	$121	$163	$136	$22	$136	$114	#	$114	#	$(27)	(17)%

Allocated Equity	$1,044	$1,947	$1,919	$1,924	$1,911	$1,044	$1,911	$867	83%	$867	83%	$(13)	(1)%
Operating return on allocated equity (2)(3)	8.5%	14.1%	17.6%	19.8%	23.2%	8.5%	23.2%	14.7%		14.7%		3.4%
Pretax operating margin (2)	6.0%	18.5%	18.3%	21.1%	18.5%	6.0%	18.5%	12.5%		12.5%		(2.6)%

Operating total net revenues (2)	$369	$562	$661	$773	$737	$369	$737	$368	100%	$368	100%	$(36)	(5)%
Distribution pass thru revenues	(97)	(158)	(184)	(188)	(207)	(97)	(207)	(110)	#	(110)	#	(19)	(10)%
Subadvisory and other pass thru revenues	(41)	(67)	(89)	(95)	(98)	(41)	(98)	(57)	#	(57)	#	(3)	(3)%
Adjusted operating revenues (2)	$231	$337	$388	$490	$432	$231	$432	$201	87%	$201	87%	$(58)	(12)%

Pretax operating earnings (2)	$22	$104	$121	$163	$136	$22	$136	$114	#	$114	#	$(27)	(17)%
Operating net investment income (2)	(3)	—	(5)	(6)	(1)	(3)	(1)	2	67%	2	67%	5	83%
Amortization of intangibles	7	10	12	10	10	7	10	3	43%	3	43%	—	—
Adjusted operating earnings (2)	$26	$114	$128	$167	$145	$26	$145	$119	#	$119	#	$(22)	(13)%

Adjusted net pretax operating margin (2)	11.3%	33.8%	33.0%	34.1%	33.6%	11.3%	33.6%	22.3%		22.3%		(0.5)%

(1)   Integration charges incurred for acquisition of HRBFA.

(2)   See non-GAAP financial information on pg 35.

(3)   Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)   Integration charges incurred for acquisitions of J. & W. Seligman and Columbia.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Annuities
Reported net revenues	$602	$630	$626	$642	$640	$602	$640	$38	6%	$38	6%	$(2)	—
Realized (gains) losses	(3)	(4)	1	(3)	3	(3)	3	6	#	6	#	6	#
Operating total net revenues (2)	$599	$626	$627	$639	$643	$599	$643	$44	7%	$44	7%	$4	1%

Reported expenses	$482	$497	$362	$511	$486	$482	$486	$4	1%	$4	1%	$(25)	(5)%
Less: market impact on VA guaranteed living benefits	17	(27)	(8)	43	17	17	17	—	—	—	—	(26)	(60)%
Operating expenses (2)	$465	$524	$370	$468	$469	$465	$469	$4	1%	$4	1%	$1	—

Pretax segment income	$120	$133	$264	$131	$154	$120	$154	$34	28%	$34	28%	$23	18%
Pretax operating earnings (2)	$134	$102	$257	$171	$174	$134	$174	$40	30%	$40	30%	$3	2%

Allocated Equity	$2,317	$2,395	$2,539	$2,582	$2,696	$2,317	$2,696	$379	16%	$379	16%	$114	4%
Operating return on allocated equity (2)(3)	24.1%	22.2%	20.1%	20.4%	21.5%	24.1%	21.5%	(2.6)%		(2.6)%		1.1%
Pretax operating margin (2)	22.4%	16.3%	41.0%	26.8%	27.1%	22.4%	27.1%	4.7%		4.7%		0.3%

Protection
Reported net revenues	$507	$521	$502	$525	$519	$507	$519	$12	2%	$12	2%	$(6)	(1)%
Realized (gains) losses	(1)	(1)	—	1	(1)	(1)	(1)	—	—	—	—	(2)	#
Operating total net revenues (2)	$506	$520	$502	$526	$518	$506	$518	$12	2%	$12	2%	$(8)	(2)%

Reported expenses	$388	$386	$437	$440	$412	$388	$412	$24	6%	$24	6%	$(28)	(6)%

Pretax segment income	$119	$135	$65	$85	$107	$119	$107	$(12)	(10)%	$(12)	(10)%	$22	26%
Pretax operating earnings (2)	$118	$134	$65	$86	$106	$118	$106	$(12)	(10)%	$(12)	(10)%	$20	23%

Allocated Equity	$2,560	$2,654	$2,668	$2,596	$2,594	$2,560	$2,594	$34	1%	$34	1%	$(2)	—
Operating return on allocated equity (2)(3)	14.7%	15.5%	13.0%	11.8%	11.7%	14.7%	11.7%	(3.0)%		(3.0)%		(0.1)%
Pretax operating margin (2)	23.3%	25.8%	12.9%	16.3%	20.5%	23.3%	20.5%	(2.8)%		(2.8)%		4.2%

Corporate & Other
Reported net revenues	$271	$304	$148	$167	$165	$271	$165	$(106)	(39)%	$(106)	(39)%	$(2)	(1)%
CIEs net revenues	(136)	(201)	(26)	(37)	(47)	(136)	(47)	89	65%	89	65%	(10)	(27)%
Realized (gains) losses	(1)	(1)	(2)	(15)	(2)	(1)	(2)	(1)	#	(1)	#	13	87%
Operating total net revenues (2)	$134	$102	$120	$115	$116	$134	$116	$(18)	(13)%	$(18)	(13)%	$1	1%

Reported expenses	$215	$245	$227	$295	$362	$215	$362	$147	68%	$147	68%	$67	23%
Less: CIEs expenses	54	62	58	63	65	54	65	11	20%	11	20%	2	3%
Less: integration/restructuring charges (1)	—	5	—	4	—	—	—	—	—	—	—	(4)	#
Operating expenses (2)	$161	$178	$169	$228	$297	$161	$297	$136	84%	$136	84%	$69	30%

Noncontrolling interests	$82	$139	$(32)	$(26)	$(18)	$82	$(18)	$(100)	#	$(100)	#	$8	31%

Pretax segment income (loss)	$56	$59	$(79)	$(128)	$(197)	$56	$(197)	$(253)	#	$(253)	#	$(69)	(54)%
Pretax segment (loss) attributable to Ameriprise Financial	$(26)	$(80)	$(47)	$(102)	$(179)	$(26)	$(179)	$(153)	#	$(153)	#	$(77)	(75)%
Pretax operating (loss) (2)	$(27)	$(76)	$(49)	$(113)	$(181)	$(27)	$(181)	$(154)	#	$(154)	#	$(68)	(60)%

Allocated Equity	$2,606	$1,579	$1,639	$1,787	$1,550	$2,606	$1,550	$(1,056)	(41)%	$(1,056)	(41)%	$(237)	(13)%

(1)        Integration charges incurred for acquisition of Columbia as well as severance and related expenses from discontinuing new sales of RiverSource variable annuities through non-Ameriprise distribution channels.

(2)        See non-GAAP financial information on pg 35.

(3)        Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment (4)

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$326	$337	$333	$374	$386	$326	$386	$60	18%	$60	18%	$12	3%
Distribution fees	370	444	429	453	461	370	461	91	25%	91	25%	8	2%
Net investment income	74	70	66	62	63	74	63	(11)	(15)%	(11)	(15)%	1	2%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	17	18	17	19	16	17	16	(1)	(6)%	(1)	(6)%	(3)	(16)%
Total revenues	787	869	845	908	926	787	926	139	18%	139	18%	18	2%
Banking and deposit interest expense	21	17	15	14	13	21	13	(8)	(38)%	(8)	(38)%	(1)	(7)%
Operating total net revenues (1)	766	852	830	894	913	766	913	147	19%	147	19%	19	2%

Expenses
Distribution expenses (5)	446	494	478	536	541	446	541	95	21%	95	21%	5	1%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense (5)	269	272	263	262	273	269	273	4	1%	4	1%	11	4%
Operating expenses (1)	715	766	741	798	814	715	814	99	14%	99	14%	16	2%
Pretax operating earnings (1)	$51	$86	$89	$96	$99	$51	$99	$48	94%	$48	94%	$3	3%

Pretax segment income	$48	$83	$88	$97	$100	$48	$100	$52	#	$52	#	$3	3%

Margins
Pretax segment margin	6.3%	9.7%	10.6%	10.8%	10.9%	6.3%	10.9%	4.6%		4.6%		0.1%
Pretax operating margin (1)	6.7%	10.1%	10.7%	10.7%	10.8%	6.7%	10.8%	4.1%		4.1%		0.1%

Return on Equity
Allocated equity	$702	$696	$698	$713	$728	$702	$728	$26	4%	$26	4%	$15	2%
Return on allocated equity (2)	7.7%	17.5%	25.7%	34.8%	41.0%	7.7%	41.0%	33.3%		33.3%		6.2%
Operating return on allocated equity (1)(3)	13.8%	21.6%	28.3%	35.1%	40.5%	13.8%	40.5%	26.7%		26.7%		5.4%

On-balance sheet deposits	$8,501	$8,263	$8,257	$8,489	$8,606	$8,501	$8,606	$105	1%	$105	1%	$117	1%

(1)	See non-GAAP financial information on pg 35.
(2)

Calculated using net income subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)

Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)	Prior period quarters have been recast to reflect the transfer of results of operations attributable to Securities America to the Corporate & Other segment from the Advice & Wealth Management segment.
(5)	In the 4th quarter of 2010 a year-to-date adjustment was made to reclass $9M of compensation from general and administrative expense to distribution expense.

#	Variance of greater than 100%.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment (4)

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings (1)	$25	$24	$23	$27	$21	$25	$21	$(4)	(16)%	$(4)	(16)%	$(6)	(22)%
Allocated equity	$456	$445	$451	$463	$478	$456	$478	$22	5%	$22	5%	$15	3%
Operating return on allocated equity (1)(2)	17.7%	18.1%	17.1%	16.7%	16.0%	17.7%	16.0%	(1.7)%		(1.7)%		(0.7)%

Wealth Management & Distribution
Pretax operating earnings (1)	$26	$62	$66	$69	$78	$26	$78	$52	#	$52	#	$9	13%
Allocated equity	$246	$251	$247	$250	$250	$246	$250	$4	2%	$4	2%	$—	—
Operating return on allocated equity (1)(2)	6.1%	28.0%	48.9%	68.4%	85.7%	6.1%	85.7%	79.6%		79.6%		17.3%

Financial Plans
Branded financial plan net cash sales	$52	$51	$48	$57	$53	$52	$53	$1	2%	$1	2%	$(4)	(7)%

Financial Advisors
Employee advisors	2,302	2,196	2,183	2,168	2,140	2,302	2,140	(162)	(7)%	(162)	(7)%	(28)	(1)%
Franchisee advisors	7,629	7,590	7,540	7,488	7,513	7,629	7,513	(116)	(2)%	(116)	(2)%	25	—
Total branded financial advisors	9,931	9,786	9,723	9,656	9,653	9,931	9,653	(278)	(3)%	(278)	(3)%	(3)	—

Operating total net revenues (1) per financial advisor (in thousands) (3)	$77	$87	$85	$93	$95	$77	$95	$18	23%	$18	23%	$2	2%

Advisor Retention
Employee	72.9%	74.4%	77.8%	82.3%	86.6%	72.9%	86.6%	13.7%		13.7%		4.3%
Franchisee	91.7%	92.4%	93.0%	93.4%	94.1%	91.7%	94.1%	2.4%		2.4%		0.7%

Total Client Assets (at period end)	$279,407	$266,488	$287,729	$303,613	$315,387	$279,407	$315,387	$35,980	13%	$35,980	13%	$11,774	4%

Total Wrap Accounts
Beginning assets	$81,252	$85,942	$83,042	$91,101	$97,514	$81,252	$97,514	$16,262	20%	$16,262	20%	$6,413	7%
Net flows	2,316	1,933	1,566	1,736	2,750	2,316	2,750	434	19%	434	19%	1,014	58%
Market appreciation (depreciation) and other	2,374	(4,833)	6,493	4,677	2,840	2,374	2,840	466	20%	466	20%	(1,837)	(39)%
Total wrap ending assets	$85,942	$83,042	$91,101	$97,514	$103,104	$85,942	$103,104	$17,162	20%	$17,162	20%	$5,590	6%

(1)	See non-GAAP financial information on pg 35.
(2)

Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)	Year-to-date is sum of current and prior quarters for the year under review.
(4)	Prior period quarters have been recast to reflect the transfer of Securities America results to the Corporate & Other segment from the Advice & Wealth Management segment.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$307	$471	$551	$650	$620	$307	$620	$313	#	$313	#	$(30)	(5)%
Distribution fees	58	88	103	109	115	58	115	57	98%	57	98%	6	6%
Net investment income	3	—	5	6	1	3	1	(2)	(67)%	(2)	(67)%	(5)	(83)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	4	2	8	2	1	2	1	#	1	#	(6)	(75)%
Total revenues	369	563	661	773	738	369	738	369	#	369	#	(35)	(5)%
Banking and deposit interest expense	—	1	—	—	1	—	1	1	—	1	—	1	—
Operating total net revenues (1)	369	562	661	773	737	369	737	368	100%	368	100%	(36)	(5)%

Expenses
Distribution expenses	106	186	215	227	258	106	258	152	#	152	#	31	14%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	6	5	5	4	4	6	4	(2)	(33)%	(2)	(33)%	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	235	267	320	379	339	235	339	104	44%	104	44%	(40)	(11)%
Operating expenses (1)	347	458	540	610	601	347	601	254	73%	254	73%	(9)	(1)%
Pretax operating earnings (1)	$22	$104	$121	$163	$136	$22	$136	$114	#	$114	#	$(27)	(17)%

Pretax segment income	$18	$56	$104	$140	$107	$18	$107	$89	#	$89	#	$(33)	(24)%

Margins
Pretax segment margin	4.9%	10.0%	15.7%	18.1%	14.5%	4.9%	14.5%	9.6%		9.6%		(3.6)%
Pretax operating margin (1)	6.0%	18.5%	18.3%	21.1%	18.5%	6.0%	18.5%	12.5%		12.5%		(2.6)%

Operating total net revenues (1)	$369	$562	$661	$773	$737	$369	$737	$368	100%	$368	100%	$(36)	(5)%
Distribution pass thru revenues	(97)	(158)	(184)	(188)	(207)	(97)	(207)	(110)	#	(110)	#	(19)	(10)%
Subadvisory and other pass thru revenues	(41)	(67)	(89)	(95)	(98)	(41)	(98)	(57)	#	(57)	#	(3)	(3)%
Adjusted operating revenues (1)	$231	$337	$388	$490	$432	$231	$432	$201	87%	$201	87%	$(58)	(12)%

Pretax operating earnings (1)	$22	$104	$121	$163	$136	$22	$136	$114	#	$114	#	$(27)	(17)%
Operating net investment income (1)	(3)	—	(5)	(6)	(1)	(3)	(1)	2	67%	2	67%	5	83%
Amortization of intangibles	7	10	12	10	10	7	10	3	43%	3	43%	—	—
Adjusted operating earnings (1)	$26	$114	$128	$167	$145	$26	$145	$119	#	$119	#	$(22)	(13)%

Adjusted net pretax operating margin (1)	11.3%	33.8%	33.0%	34.1%	33.6%	11.3%	33.6%	22.3%		22.3%		(0.5)%

Return on Equity
Allocated equity	$1,044	$1,947	$1,919	$1,924	$1,911	$1,044	$1,911	$867	83%	$867	83%	$(13)	(1)%
Return on allocated equity (2)	6.5%	9.9%	13.5%	15.5%	18.3%	6.5%	18.3%	11.8%		11.8%		2.8%
Operating return on allocated equity (1)(3)	8.5%	14.1%	17.6%	19.8%	23.2%	8.5%	23.2%	14.7%		14.7%		3.4%

(1)        See non-GAAP financial information on pg 35.

(2)        Calculated using net income subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Total Managed Asset Net Flows
Columbia managed asset net flows	$(482)	$(3,817)	$(2,830)	$(5,198)	$(1,982)	$(482)	$(1,982)	$(1,500)	#	$(1,500)	#	$3,216	62%
Threadneedle managed asset net flows	22	(1,090)	1,069	(633)	(2,984)	22	(2,984)	(3,006)	#	(3,006)	#	(2,351)	#
Less: Sub-advised eliminations	(37)	(34)	(27)	32	114	(37)	114	151	#	151	#	82	#
Total managed asset net flows	$(497)	$(4,941)	$(1,788)	$(5,799)	$(4,852)	$(497)	$(4,852)	$(4,355)	#	$(4,355)	#	$947	16%

Total Managed Assets Reconciliations
Columbia managed assets	$152,624	$327,406	$347,050	$355,489	$362,960	$152,624	$362,960	$210,336	#	$210,336	#	$7,471	2%
Threadneedle managed assets	97,135	89,319	101,851	105,648	106,765	97,135	106,765	9,630	10%	9,630	10%	1,117	1%
Less: Sub-advised eliminations	(3,752)	(3,398)	(4,030)	(4,304)	(4,291)	(3,752)	(4,291)	(539)	(14)%	(539)	(14)%	13	—
Total managed assets	$246,007	$413,327	$444,871	$456,833	$465,434	$246,007	$465,434	$219,427	89%	$219,427	89%	$8,601	2%

Total Managed Assets by Type
Equity	$99,752	$189,734	$215,095	$237,120	$247,257	$99,752	$247,257	$147,505	#	$147,505	#	$10,137	4%
Fixed income	115,922	192,988	198,786	189,545	188,149	115,922	188,149	72,227	62%	72,227	62%	(1,396)	(1)%
Money market	7,231	7,159	6,734	6,597	6,389	7,231	6,389	(842)	(12)%	(842)	(12)%	(208)	(3)%
Alternative	11,808	11,516	11,505	11,309	10,959	11,808	10,959	(849)	(7)%	(849)	(7)%	(350)	(3)%
Hybrid and other	11,294	11,930	12,751	12,262	12,680	11,294	12,680	1,386	12%	1,386	12%	418	3%
Total managed assets by type	$246,007	$413,327	$444,871	$456,833	$465,434	$246,007	$465,434	$219,427	89%	$219,427	89%	$8,601	2%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$76,860	$78,631	$189,418	$205,230	$218,460	$76,860	$218,460	$141,600	#	$141,600	#	$13,230	6%
Mutual fund inflows	2,404	6,817	7,439	9,096	11,395	2,404	11,395	8,991	#	8,991	#	2,299	25%
Mutual fund outflows	(3,344)	(9,266)	(10,731)	(12,040)	(12,642)	(3,344)	(12,642)	(9,298)	#	(9,298)	#	(602)	(5)%
Net VP/VIT fund flows	28	106	691	711	381	28	381	353	#	353	#	(330)	(46)%
Net new flows	(912)	(2,343)	(2,601)	(2,233)	(866)	(912)	(866)	46	5%	46	5%	1,367	61%
Reinvested dividends	190	898	413	1,350	328	190	328	138	73%	138	73%	(1,022)	(76)%
Net flows	(722)	(1,445)	(2,188)	(883)	(538)	(722)	(538)	184	25%	184	25%	345	39%
Distributions	(224)	(1,121)	(665)	(1,860)	(556)	(224)	(556)	(332)	#	(332)	#	1,304	70%
Market appreciation (depreciation) and other (1)	2,717	113,353	18,665	15,973	9,076	2,717	9,076	6,359	#	6,359	#	(6,897)	(43)%
Total ending assets	78,631	189,418	205,230	218,460	226,442	78,631	226,442	147,811	#	147,811	#	7,982	4%

% of total retail assets sub-advised	7.1%	18.2%	18.6%	18.4%	18.5%	7.1%	18.5%	11.4%		11.4%		0.1%

Institutional
Beginning assets	62,496	64,083	128,176	131,822	127,211	62,496	127,211	64,715	#	64,715	#	(4,611)	(3)%
Net flows	47	(2,504)	(637)	(3,978)	(1,010)	47	(1,010)	(1,057)	#	(1,057)	#	2,968	75%
Market appreciation (depreciation) and other (2)(3)	1,540	66,597	4,283	(633)	904	1,540	904	(636)	(41)%	(636)	(41)%	1,537	#
Total ending assets	64,083	128,176	131,822	127,211	127,105	64,083	127,105	63,022	98%	63,022	98%	(106)	—

Alternative
Beginning assets	9,791	10,063	9,957	10,122	9,971	9,791	9,971	180	2%	180	2%	(151)	(1)%
Net flows	193	132	(5)	(337)	(434)	193	(434)	(627)	#	(627)	#	(97)	(29)%
Market appreciation (depreciation) and other	79	(238)	170	186	78	79	78	(1)	(1)%	(1)	(1)%	(108)	(58)%
Total ending assets	10,063	9,957	10,122	9,971	9,615	10,063	9,615	(448)	(4)%	(448)	(4)%	(356)	(4)%

Other and Eliminations	(153)	(145)	(124)	(153)	(202)	(153)	(202)	(49)	(32)%	(49)	(32)%	(49)	(32)%
Total Columbia managed assets	$152,624	$327,406	$347,050	$355,489	$362,960	$152,624	$362,960	$210,336	#	$210,336	#	$7,471	2%

Total Columbia net flows	$(482)	$(3,817)	$(2,830)	$(5,198)	$(1,982)	$(482)	$(1,982)	$(1,500)	#	$(1,500)	#	$3,216	62%

(1)        Included in Market appreciation (depreciation) and other, for Retail funds in the 2nd quarter of 2010, are $118.1B due to the acquisition of Columbia Management, including $3 billion of assets that were transferred to RiverSource Sub-advised through the implementation of Enhanced Portfolio Navigator, and an additional $13.1B of EPN related assets sub-advised by others.

(2)        Included in Market appreciation (depreciation) and other, for Institutional funds in the 2nd quarter of 2010, are $68.4B due to the acquisition of Columbia Management.

(3)        Included in Market appreciation (depreciation) and other for Institutional funds for all periods shown are changes in assets related to corporate capital decisions including share repurchases, debt repurchases, equity issuance, debt issuance and acquisitions.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds (2)
Beginning assets	$29,090	$30,393	$27,291	$30,673	$33,394	$29,090	$33,394	$4,304	15%	$4,304	15%	$2,721	9%
Net flows	1,344	(488)	(358)	1,238	(585)	1,344	(585)	(1,929)	#	(1,929)	#	(1,823)	#
Market appreciation (depreciation)	1,665	(2,172)	2,232	1,694	499	1,665	499	(1,166)	(70)%	(1,166)	(70)%	(1,195)	(71)%
Foreign currency translation (1)	(1,769)	(540)	1,402	(240)	888	(1,769)	888	2,657	#	2,657	#	1,128	#
Other	63	98	106	29	79	63	79	16	25%	16	25%	50	#
Total ending assets	30,393	27,291	30,673	33,394	34,275	30,393	34,275	3,882	13%	3,882	13%	881	3%

Institutional
Beginning assets	66,934	64,997	60,469	69,795	70,916	66,934	70,916	3,982	6%	3,982	6%	1,121	2%
Net flows	(1,300)	(692)	1,610	(1,769)	(2,364)	(1,300)	(2,364)	(1,064)	(82)%	(1,064)	(82)%	(595)	(34)%
Market appreciation (depreciation)	3,014	(3,317)	4,176	2,876	291	3,014	291	(2,723)	(90)%	(2,723)	(90)%	(2,585)	(90)%
Foreign currency translation (1)	(4,036)	(1,062)	3,127	(473)	1,896	(4,036)	1,896	5,932	#	5,932	#	2,369	#
Other	385	543	413	487	407	385	407	22	6%	22	6%	(80)	(16)%
Total ending assets	64,997	60,469	69,795	70,916	71,146	64,997	71,146	6,149	9%	6,149	9%	230	—

Alternative
Beginning assets	1,799	1,745	1,559	1,383	1,338	1,799	1,338	(461)	(26)%	(461)	(26)%	(45)	(3)%
Net flows	(22)	90	(183)	(102)	(35)	(22)	(35)	(13)	(59)%	(13)	(59)%	67	66%
Market appreciation (depreciation)	65	(260)	(85)	51	(10)	65	(10)	(75)	#	(75)	#	(61)	#
Foreign currency translation (1)	(108)	(30)	77	(7)	35	(108)	35	143	#	143	#	42	#
Other	11	14	15	13	16	11	16	5	45%	5	45%	3	23%
Total ending assets	1,745	1,559	1,383	1,338	1,344	1,745	1,344	(401)	(23)%	(401)	(23)%	6	—

Total Threadneedle managed assets	$97,135	$89,319	$101,851	$105,648	$106,765	$97,135	$106,765	$9,630	10%	$9,630	10%	$1,117	1%

Total Threadneedle net flows	$22	$(1,090)	$1,069	$(633)	$(2,984)	$22	$(2,984)	$(3,006)	#	$(3,006)	#	$(2,351)	#

(1)   Amounts represent British Pound to US dollar conversion.

(2)   Dividends reinvested are currently included in the net flows line.  We are working toward presenting the retail funds rollforward consistent with the Columbia retail funds rollforward.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2011

	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011
Mutual Fund Performance
Columbia
Equal Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	58%	49%	55%	68%	58%
Fixed income - 12 month	50%	52%	67%	58%	72%
Equity - 3 year	45%	48%	46%	52%	52%
Fixed income - 3 year	68%	68%	77%	79%	82%
Equity - 5 year	71%	75%	69%	67%	62%
Fixed income - 5 year	63%	75%	79%	76%	78%

Asset Weighted Mutual Fund Rankings in top 2 Lipper Quartiles
Equity - 12 month	78%	73%	54%	62%	52%
Fixed income - 12 month	51%	45%	56%	61%	65%
Equity - 3 year	56%	61%	71%	73%	69%
Fixed income - 3 year	59%	64%	78%	67%	83%
Equity - 5 year	75%	88%	81%	78%	75%
Fixed income - 5 year	58%	65%	75%	63%	77%

Threadneedle
Equal Weighted Mutual Fund Rankings in top 2 Morningstar Quartiles
Equity - 12 month	31%	62%	62%	77%	86%
Fixed income - 12 month	60%	40%	20%	40%	30%
Equity - 3 year	93%	97%	93%	79%	85%
Fixed income - 3 year	80%	80%	80%	50%	60%
Equity - 5 year	93%	93%	93%	93%	93%
Fixed income - 5 year	78%	67%	67%	50%	60%

Beginning in the second quarter of 2010, mutual fund performance rankings are based on the performance of Class A fund shares for legacy RiverSource (including Seligman and Threadneedle) branded funds and on Class Z fund shares for legacy Columbia branded funds, as the majority of fund assets managed within the funds of each fund family are generally held in the designated share class. Prior to second quarter of 2010, the mutual fund performance rankings were based solely on the performance of the legacy RiverSource Class A fund shares.

Equal Weighted Rankings in Top 2 Quartiles: Counts the number of funds (RiverSource Class A and Columbia Class Z) with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles: Sums the assets of the funds with above median ranking (RiverSource Class A and Columbia Class Z)  divided by the total sum of RiverSource Class A assets and Columbia Class Z assets.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data shows actively-managed mutual funds by affiliated investment managers as well as certain index funds.  Effective first quarter of 2011, we have clarified the definition of the included funds. Percentages did not change.

Aggregated data does not include mutual funds sub-advised by advisors not affiliated with Ameriprise Financial, Inc., RiverSource S&P 500 Index Fund and Columbia Money Market Fund.

Aggregated equity rankings include Columbia Portfolio Builder Series and other balanced and asset allocation funds that invest in both equities and fixed income.

Columbia Portfolio Builder Series funds are funds of mutual funds that may invest in third-party sub-advised funds.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$127	$130	$139	$150	$155	$127	$155	$28	22%	$28	22%	$5	3%
Distribution fees	70	76	65	73	76	70	76	6	9%	6	9%	3	4%
Net investment income	327	326	327	329	323	327	323	(4)	(1)%	(4)	(1)%	(6)	(2)%
Premiums	31	42	43	34	34	31	34	3	10%	3	10%	—	—
Other revenues	44	52	53	53	55	44	55	11	25%	11	25%	2	4%
Total revenues	599	626	627	639	643	599	643	44	7%	44	7%	4	1%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	599	626	627	639	643	599	643	44	7%	44	7%	4	1%

Expenses
Distribution expenses	61	70	70	67	76	61	76	15	25%	15	25%	9	13%
Interest credited to fixed accounts	192	194	188	188	172	192	172	(20)	(10)%	(20)	(10)%	(16)	(9)%
Benefits, claims, losses and settlement expenses	95	126	359	102	96	95	96	1	1%	1	1%	(6)	(6)%
Amortization of deferred acquisition costs	66	80	(296)	58	73	66	73	7	11%	7	11%	15	26%
Interest and debt expense	—	—	2	—	—	—	—	—	—	—	—	—	—
General and administrative expense	51	54	47	53	52	51	52	1	2%	1	2%	(1)	(2)%
Operating expenses (1)	465	524	370	468	469	465	469	4	1%	4	1%	1	—
Pretax operating earnings (1)	$134	$102	$257	$171	$174	$134	$174	$40	30%	$40	30%	$3	2%

Pretax segment income	$120	$133	$264	$131	$154	$120	$154	$34	28%	$34	28%	$23	18%

Margins
Pretax segment margin	19.9%	21.1%	42.2%	20.4%	24.1%	19.9%	24.1%	4.2%		4.2%		3.7%
Pretax operating margin (1)	22.4%	16.3%	41.0%	26.8%	27.1%	22.4%	27.1%	4.7%		4.7%		0.3%

Return on Equity
Allocated equity	$2,317	$2,395	$2,539	$2,582	$2,696	$2,317	$2,696	$379	16%	$379	16%	$114	4%
Return on allocated equity (2)	20.7%	22.8%	21.4%	20.1%	21.1%	20.7%	21.1%	0.4%		0.4%		1.0%
Operating return on allocated equity (1)(3)	24.1%	22.2%	20.1%	20.4%	21.5%	24.1%	21.5%	(2.6)%		(2.6)%		1.1%

Market impact on variable annuity guaranteed living benefits (4)
FAS 157 valuation impact	$(6)	$54	$(8)	$(45)	$(7)	$(6)	$(7)	$(1)	(17)%	$(1)	(17)%	$38	84%
Other	(11)	(27)	16	2	(10)	(11)	(10)	1	9%	1	9%	(12)	#
Total VA guaranteed living benefit impact excluded from operating earnings	$(17)	$27	$8	$(43)	$(17)	$(17)	$(17)	$—	—	$—	0%	$26	60%

Total annuity net flows	$(68)	$9	$325	$177	$(144)	$(68)	$(144)	$(76)	#	$(76)	#	$(321)	#

(1)        See non-GAAP financial information on pg 35.

(2)        Calculated using net income subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(4)        Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of DAC and DSIC.

#            Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Operating earnings(1)	$74	$41	$80	$105	$103	$74	$103	$29	39%	$29	39%	$(2)	(2)%
Allocated equity	$971	$1,083	$1,133	$1,261	$1,274	$971	$1,274	$303	31%	$303	31%	$13	1%
Operating return on allocated equity (1)(2)	39.8%	32.3%	20.7%	20.9%	22.3%	39.8%	22.3%	(17.5)%		(17.5)%		1.4%

Fixed Annuities (3)
Operating earnings(1)	$60	$61	$177	$66	$71	$60	$71	$11	18%	$11	18%	$5	8%
Allocated equity	$1,346	$1,312	$1,406	$1,321	$1,422	$1,346	$1,422	$76	6%	$76	6%	$101	8%
Operating return on allocated equity (1)(2)	13.3%	14.9%	19.6%	20.0%	20.9%	13.3%	20.9%	7.6%		7.6%		0.9%

Variable Annuities Rollforward
Beginning balance	$55,106	$56,978	$54,025	$58,974	$62,637	$55,106	$62,637	$7,531	14%	$7,531	14%	$3,663	6%
Deposits	1,181	1,411	1,730	1,865	1,604	1,181	1,604	423	36%	423	36%	(261)	(14)%
Withdrawals and terminations	(1,083)	(1,212)	(1,246)	(1,464)	(1,500)	(1,083)	(1,500)	(417)	(39)%	(417)	(39)%	(36)	(2)%
Net flows	98	199	484	401	104	98	104	6	6%	6	6%	(297)	(74)%
Investment performance and interest credited	1,859	(3,150)	4,465	3,262	2,000	1,859	2,000	141	8%	141	8%	(1,262)	(39)%
Other	(85)	(2)	—	—	—	(85)	—	85	#	85	#	—	—
Total ending balance - contract accumulation values	$56,978	$54,025	$58,974	$62,637	$64,741	$56,978	$64,741	$7,763	14%	$7,763	14%	$2,104	3%

Variable annuities fixed sub-accounts	$6,119	$4,914	$4,926	$4,864	$4,790	$6,119	$4,790	$(1,329)	(22)%	$(1,329)	(22)%	$(74)	(2)%

Fixed Annuities Rollforward
Beginning balance	$14,623	$14,599	$14,547	$14,527	$14,441	$14,623	$14,441	$(182)	(1)%	$(182)	(1)%	$(86)	(1)%
Deposits	163	130	140	96	95	163	95	(68)	(42)%	(68)	(42)%	(1)	(1)%
Withdrawals and terminations	(329)	(320)	(299)	(320)	(343)	(329)	(343)	(14)	(4)%	(14)	(4)%	(23)	(7)%
Net flows	(166)	(190)	(159)	(224)	(248)	(166)	(248)	(82)	(49)%	(82)	(49)%	(24)	(11)%
Policyholder interest credited	142	138	139	138	131	142	131	(11)	(8)%	(11)	(8)%	(7)	(5)%
Other	—	—	—	—	—	—	—	—	—	—	—	—	—
Total ending balance - contract accumulation values	$14,599	$14,547	$14,527	$14,441	$14,324	$14,599	$14,324	$(275)	(2)%	$(275)	(2)%	$(117)	(1)%

Capitalized Interest	$5	$3	$1	$2	$1	$5	$1	$(4)	(80)%	$(4)	(80)%	$(1)	(50)%

Payout Annuities Reserve Balance	$2,094	$2,105	$2,111	$2,111	$2,109	$2,094	$2,109	$15	1%	$15	1%	$(2)	—

Tax Equivalent Spread - Fixed Annuities (4)
Gross rate of return on invested assets (5) (6)	6.0%	6.1%	6.5%	6.4%	6.3%	6.0%	6.3%	0.3%		0.3%		(0.1)%
Crediting rate excluding capitalized interest	(3.9)%	(3.9)%	(3.8)%	(3.8)%	(3.7)%	(3.9)%	(3.7)%	0.2%		0.2%		0.1%
Tax equivalent margin spread	2.1%	2.2%	2.7%	2.6%	2.6%	2.1%	2.6%	0.5%		0.5%		—

Total Variable Annuities DAC
Beginning balance	$2,132	$2,121	$2,082	$2,378	$2,493	$2,132	$2,493	$361	17%	$361	17%	$115	5%
Capitalization	53	77	92	97	76	53	76	23	43%	23	43%	(21)	(22)%
Amortization due to market impact on VA guaranteed living benefits	6	(41)	(10)	29	10	6	10	4	67%	4	67%	(19)	(66)%
Operating amortization per income statement	(52)	(63)	232	(43)	(59)	(52)	(59)	(7)	(13)%	(7)	(13)%	(16)	(37)%
Other	(18)	(12)	(18)	32	2	(18)	2	20	#	20	#	(30)	(94)%
Total ending balance	$2,121	$2,082	$2,378	$2,493	$2,522	$2,121	$2,522	$401	19%	$401	19%	$29	1%

Total Fixed Annuities DAC
Beginning balance	$301	$247	$198	$229	$272	$301	$272	$(29)	(10)%	$(29)	(10)%	$43	19%
Capitalization	7	6	4	4	2	7	2	(5)	(71)%	(5)	(71)%	(2)	(50)%
Amortization per income statement	(14)	(17)	64	(15)	(14)	(14)	(14)	—	—	—	—	1	7%
Other	(47)	(38)	(37)	54	5	(47)	5	52	#	52	#	(49)	(91)%
Total ending balance	$247	$198	$229	$272	$265	$247	$265	$18	7%	$18	7%	$(7)	(3)%

(1)        See non-GAAP financial information on pg 35.

(2)        Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Includes payout annuities.

(4)        Attributable to interest sensitive products only, which have been approximately 98% to 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(5)        The Gross rate of return on invested assets for the 1st quarter of 2010 is affected by a significant purchase of a forward settled Agency Backed TBA position that is recorded on a trade basis.  Without this position, the Gross rate of return on invested assets for the 1st quarter 2010 would have been approximately 6.1%.

(6)        In the 2nd, 3rd, and 4th quarters of 2010 and the 1st quarter of 2011, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 6.0%, 6.2%, 6.1%, and 6.0% respectively.

#            Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$13	$13	$13	$15	$14	$13	$14	$1	8%	$1	8%	$(1)	(7)%
Distribution fees	24	24	24	24	23	24	23	(1)	(4)%	(1)	(4)%	(1)	(4)%
Net investment income	102	110	108	108	107	102	107	5	5%	5	5%	(1)	(1)%
Premiums	257	264	266	268	264	257	264	7	3%	7	3%	(4)	(1)%
Other revenues	110	109	91	112	110	110	110	—	—	—	—	(2)	(2)%
Total revenues	506	520	502	527	518	506	518	12	2%	12	2%	(9)	(2)%
Banking and deposit interest expense	—	—	—	1	—	—	—	—	—	—	—	(1)	#
Operating total net revenues (1)	506	520	502	526	518	506	518	12	2%	12	2%	(8)	(2)%

Expenses
Distribution expenses	8	9	8	7	6	8	6	(2)	(25)%	(2)	(25)%	(1)	(14)%
Interest credited to fixed accounts	36	37	39	35	35	36	35	(1)	(3)%	(1)	(3)%	—	—
Benefits, claims, losses and settlement expenses	236	240	299	291	261	236	261	25	11%	25	11%	(30)	(10)%
Amortization of deferred acquisition costs	52	45	35	51	49	52	49	(3)	(6)%	(3)	(6)%	(2)	(4)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	56	55	56	56	61	56	61	5	9%	5	9%	5	9%
Operating expenses (1)	388	386	437	440	412	388	412	24	6%	24	6%	(28)	(6)%
Pretax operating earnings (1)	$118	$134	$65	$86	$106	$118	$106	$(12)	(10)%	$(12)	(10)%	$20	23%

Pretax segment income	$119	$135	$65	$85	$107	$119	$107	$(12)	(10)%	$(12)	(10)%	$22	26%

Margins
Pretax segment margin	23.5%	25.9%	12.9%	16.2%	20.6%	23.5%	20.6%	(2.9)%		(2.9)%		4.4%
Pretax operating margin (1)	23.3%	25.8%	12.9%	16.3%	20.5%	23.3%	20.5%	(2.8)%		(2.8)%		4.2%

Return on Equity
Allocated equity	$2,560	$2,654	$2,668	$2,596	$2,594	$2,560	$2,594	$34	1%	$34	1%	$(2)	—
Return on allocated equity (2)	15.8%	16.3%	13.6%	12.0%	11.9%	15.8%	11.9%	(3.9)%		(3.9)%		(0.1)%
Operating return on allocated equity (1)(3)	14.7%	15.5%	13.0%	11.8%	11.7%	14.7%	11.7%	(3.0)%		(3.0)%		(0.1)%

Product Information
Long Term Care
Operating earnings(1)	$14	$6	$6	$10	$9	$14	$9	$(5)	(36)%	$(5)	(36)%	$(1)	(10)%
Allocated equity	$622	$636	$651	$648	$648	$622	$648	$26	4%	$26	4%	$—	—
Operating return on allocated equity (1)(3)	5.1%	5.2%	4.7%	4.3%	3.8%	5.1%	3.8%	(1.3)%		(1.3)%		(0.5)%

Protection excluding Long Term Care
Operating earnings(1)	$104	$128	$59	$76	$97	$104	$97	$(7)	(7)%	$(7)	(7)%	$21	28%
Allocated equity	$1,938	$2,018	$2,017	$1,948	$1,946	$1,938	$1,946	$8	—	$8	—	$(2)	—
Operating return on allocated equity (1)(3)	17.7%	18.7%	15.6%	14.3%	14.2%	17.7%	14.2%	(3.5)%		(3.5)%		(0.1)%

(1)        See non-GAAP financial information on pg 35.

(2)        Calculated using net income subject to the effective tax rate excluding CIEs for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(3)        Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

#            Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%

Cash Sales
VUL / UL (1)	$54	$59	$54	$54	$37	$54	$37	$(17)	(31)%	$(17)	(31)%	$(17)	(31)%
Term and whole life	3	3	4	3	3	3	3	—	—	—	—	—	—
Disability insurance	1	2	2	1	1	1	1	—	—	—	—	—	—
Auto and Home	177	177	188	174	185	177	185	8	5%	8	5%	11	6%
Total cash sales	$235	$241	$248	$232	$226	$235	$226	$(9)	(4)%	$(9)	(4)%	$(6)	(3)%

VUL / UL Policyholder Account Balances
Beginning balance	$8,803	$9,009	$8,560	$9,079	$9,492	$8,803	$9,492	$689	8%	$689	8%	$413	5%
Premiums and deposits	236	233	226	241	225	236	225	(11)	(5)%	(11)	(5)%	(16)	(7)%
Investment performance and interest	247	(413)	570	457	269	247	269	22	9%	22	9%	(188)	(41)%
Withdrawals and surrenders	(277)	(269)	(277)	(286)	(288)	(277)	(288)	(11)	(4)%	(11)	(4)%	(2)	(1)%
Other	—	—	—	1	—	—	—	—	—	—	—	(1)	#
Total ending balance	$9,009	$8,560	$9,079	$9,492	$9,698	$9,009	$9,698	$689	8%	$689	8%	$206	2%

Premiums by Product
Term and whole life	$13	$15	$13	$13	$13	$13	$13	$—	—	$—	—	$—	—
Disability insurance	41	42	42	40	40	41	40	(1)	(2)%	(1)	(2)%	—	—
Long term care	29	30	30	31	29	29	29	—	—	—	—	(2)	(6)%
Auto and Home	167	171	175	177	175	167	175	8	5%	8	5%	(2)	(1)%
Intercompany premiums	7	6	6	7	7	7	7	—	—	—	—	—	—
Total premiums by product	$257	$264	$266	$268	$264	$257	$264	$7	3%	$7	3%	$(4)	(1)%

Auto and Home Insurance
Policy count (thousands)	608	623	639	650	664	608	664	56	9%	56	9%	14	2%
Loss ratio	81.3%	80.3%	80.1%	96.5%	85.6%	81.3%	85.6%	4.3%		4.3%		(10.9)%
Expense ratio	14.7%	15.1%	15.7%	16.3%	15.4%	14.7%	15.4%	0.7%		0.7%		(0.9)%
Combined ratio	96.0%	95.4%	95.8%	112.8%	101.0%	96.0%	101.0%	5.0%		5.0%		(11.8)%

DAC Rollforward
Life and Health
Beginning balance	$1,852	$1,828	$1,798	$1,787	$1,813	$1,852	$1,813	$(39)	(2)%	$(39)	(2)%	$26	1%
Capitalization	27	31	29	32	27	27	27	—	—	—	—	(5)	(16)%
Amortization per income statement	(39)	(33)	(21)	(36)	(34)	(39)	(34)	5	13%	5	13%	2	6%
Other	(12)	(28)	(19)	30	5	(12)	5	17	#	17	#	(25)	(83)%
Total ending balance	$1,828	$1,798	$1,787	$1,813	$1,811	$1,828	$1,811	$(17)	(1)%	$(17)	(1)%	$(2)	—

Life insurance in force	$192,477	$192,192	$192,102	$191,819	$191,657	$192,477	$191,657	$(820)	—	$(820)	—	$(162)	—

Net Amount at Risk	$51,502	$50,952	$49,713	$48,335	$47,583	$51,502	$47,583	$(3,919)	(8)%	$(3,919)	(8)%	$(752)	(2)%

Net Policyholder Reserves
VUL / UL	$7,991	$7,560	$8,102	$8,517	$8,737	$7,991	$8,737	$746	9%	$746	9%	$220	3%
Term and whole life	230	230	235	235	234	230	234	4	2%	4	2%	(1)	—
Disability insurance	486	489	498	504	511	486	511	25	5%	25	5%	7	1%
Long term care and other	2,443	2,464	2,489	2,514	2,524	2,443	2,524	81	3%	81	3%	10	—
Auto and Home loss and LAE reserves	314	318	317	328	328	314	328	14	4%	14	4%	—	—
Total net policyholder reserves	$11,464	$11,061	$11,641	$12,098	$12,334	$11,464	$12,334	$870	8%	$870	8%	$236	2%

(1)             Includes lump sum deposits.

#            Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment (2)

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$42	$45	$44	$46	$47	$42	$47	$5	12%	$5	12%	$1	2%
Distribution fees	66	67	66	65	70	66	70	4	6%	4	6%	5	8%
Net investment income	—	(14)	2	(5)	(7)	—	(7)	(7)	—	(7)	—	(2)	(40)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	26	7	8	9	6	26	6	(20)	(77)%	(20)	(77)%	(3)	(33)%
Total revenues	134	105	120	115	116	134	116	(18)	(13)%	(18)	(13)%	1	1%
Banking and deposit interest expense	—	3	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues (1)	134	102	120	115	116	134	116	(18)	(13)%	(18)	(13)%	1	1%

Expenses
Distribution expenses	90	94	92	94	97	90	97	7	8%	7	8%	3	3%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	24	29	27	27	25	24	25	1	4%	1	4%	(2)	(7)%
General and administrative expense	47	55	50	107	175	47	175	128	#	128	#	68	64%
Operating expenses (1)	161	178	169	228	297	161	297	136	84%	136	84%	69	30%
Pretax operating (loss) (1)	$(27)	$(76)	$(49)	$(113)	$(181)	$(27)	$(181)	$(154)	#	$(154)	#	$(68)	(60)%

Pretax segment income (loss)	$56	$59	$(79)	$(128)	$(197)	$56	$(197)	$(253)	#	$(253)	#	$(69)	(54)%
Pretax segment (loss) attributable to Ameriprise Financial	$(26)	$(80)	$(47)	$(102)	$(179)	$(26)	$(179)	$(153)	#	$(153)	#	$(77)	(75)%

Securities America (now included in Corporate & Other segment above)
Operating total net revenues (1)	$114	$116	$116	$121	$122	$114	$122	$8	7%	$8	7%	$1	1%
Operating expenses (1)	111	114	117	140	237	111	237	126	#	126	#	97	69%
Pretax operating earnings (loss) (1)	$3	$2	$(1)	$(19)	$(115)	$3	$(115)	$(118)	#	$(118)	#	$(96)	#

Other Metrics
SAI independent advisors	1,906	1,898	1,885	1,826	1,846	1,906	1,846	(60)	(3)%	(60)	(3)%	20	1%

Total wrap accounts
Beginning assets	$13,669	$14,043	$13,823	$14,161	$15,225	$13,669	$15,225	$1,556	11%	$1,556	11%	$1,064	8%
Net flows	196	312	223	229	63	196	63	(133)	(68)%	(133)	(68)%	(166)	(72)%
Market appreciation (depreciation) and other	178	(532)	115	835	226	178	226	48	27%	48	27%	(609)	(73)%
Total wrap ending assets	$14,043	$13,823	$14,161	$15,225	$15,514	$14,043	$15,514	$1,471	10%	$1,471	10%	$289	2%

Total client assets (at period end)	$24,432	$23,675	$24,852	$25,651	$26,278	$24,432	$26,278	$1,846	8%	$1,846	8%	$627	2%

(1) See non-GAAP financial information on pg 35.

(2) Prior period quarters have been recast to reflect the transfer of Securities America results to the Corporate & Other segment from the Advice & Wealth Management segment.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2011

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(32)	$(31)	$(31)	$(33)	$(28)	$(32)	$(28)	$4	13%	$4	13%	$5	15%
Distribution fees	(197)	(246)	(272)	(275)	(278)	(197)	(278)	(81)	(41)%	(81)	(41)%	(3)	(1)%
Net investment income	—	—	—	(1)	—	—	—	—	—	—	—	1	#
Premiums	(6)	(7)	(6)	(7)	(6)	(6)	(6)	—	—	—	—	1	14%
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(235)	(284)	(309)	(316)	(312)	(235)	(312)	(77)	(33)%	(77)	(33)%	4	1%
Banking and deposit interest expense	—	(1)	—	(1)	(1)	—	(1)	(1)	—	(1)	—	—	—
Operating total net revenues (2)	(235)	(283)	(309)	(315)	(311)	(235)	(311)	(76)	(32)%	(76)	(32)%	4	1%

Expenses
Distribution expenses	(186)	(232)	(252)	(257)	(262)	(186)	(262)	(76)	(41)%	(76)	(41)%	(5)	(2)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(49)	(51)	(57)	(58)	(49)	(49)	(49)	—	—	—	—	9	16%
Operating expenses (2)	(235)	(283)	(309)	(315)	(311)	(235)	(311)	(76)	(32)%	(76)	(32)%	4	1%

Pretax operating earnings (2)	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1) The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

(2) See non-GAAP financial information on pg 35.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2011

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2011

(in millions, unaudited)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Assets
Ameriprise Financial
Cash and cash equivalents	$4,816	$3,827	$3,685	$2,861	$2,460
Investments	35,765	36,526	37,980	37,053	37,457
Separate account assets	60,326	58,029	64,014	68,330	70,260
Receivables	4,768	4,906	4,892	5,037	5,505
Deferred acquisition costs	4,243	4,123	4,437	4,619	4,638
Restricted and segregated cash	1,532	1,272	1,447	1,516	1,472
Other assets	4,007	5,612	5,818	4,905	4,767
Total Ameriprise Financial assets	115,457	114,295	122,273	124,321	126,559

Consolidated Investment Entities
Cash and cash equivalents	613	570	403	472	906
Investments	5,349	5,437	5,375	5,444	5,363
Receivables	80	92	77	60	84
Other assets	874	685	885	895	920
Total Consolidated Investment Entities assets	6,916	6,784	6,740	6,871	7,273
Total Assets	$122,373	$121,079	$129,013	$131,192	$133,832

Liabilities
Ameriprise Financial
Future policy benefits and claims	$30,866	$30,677	$31,124	$30,208	$29,817
Separate account liabilities	60,326	58,029	64,014	68,330	70,260
Customer deposits	8,632	8,421	8,492	8,779	8,911
Short-term borrowings	—	484	869	397	497
Long-term debt	2,612	2,684	2,735	2,317	2,298
Accounts payable and accrued expenses	748	1,019	1,049	1,137	885
Other liabilities	2,743	3,166	3,662	3,015	3,882
Total Ameriprise Financial liabilities	105,927	104,480	111,945	114,183	116,550

Consolidated Investment Entities
Debt	5,502	5,296	5,456	5,535	5,712
Accounts payable and accrued expenses	17	21	26	22	22
Other liabilities	231	163	82	167	359
Total Consolidated Investment Entities liabilities	5,750	5,480	5,564	5,724	6,093
Total Liabilities	111,677	109,960	117,509	119,907	122,643

Shareholders’ Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	5,819	5,869	5,917	6,029	6,043
Retained earnings	5,445	5,658	5,955	6,190	6,385
Appropriated retained earnings of consolidated investment entities	508	620	590	558	530
Treasury stock	(2,038)	(2,259)	(2,412)	(2,620)	(2,952)
Accumulated other comprehensive income, net of tax	367	607	897	565	542
Total Ameriprise Financial shareholders’ equity	10,104	10,498	10,950	10,725	10,551

Noncontrolling interests	592	621	554	560	638
Total Equity	10,696	11,119	11,504	11,285	11,189
Total Liabilities and Shareholders’ Equity	$122,373	$121,079	$129,013	$131,192	$133,832

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2011

(in millions unless otherwise noted, unaudited)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Long-term Debt Summary
Senior notes	$2,284	$2,356	$2,407	$2,003	$1,990
Junior subordinated notes	322	322	322	308	308
Non-recourse debt for inverse floaters	6	6	6	6	—
Total Ameriprise Financial long-term debt	2,612	2,684	2,735	2,317	2,298
Non-recourse debt of consolidated investment entities	5,502	5,296	5,456	5,535	5,712
Total long-term debt	$8,114	$7,980	$8,191	$7,852	$8,010

Total Ameriprise Financial long-term debt	$2,612	$2,684	$2,735	$2,317	$2,298
Total non-recourse debt for inverse floaters	(6)	(6)	(6)	(6)	—
Fair value of hedges and unamortized discount	6	(66)	(117)	(53)	(40)
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount (1)	$2,612	$2,612	$2,612	$2,258	$2,258

Total equity (3)	$10,696	$11,119	$11,504	$11,285	$11,189
Noncontrolling interests	(592)	(621)	(554)	(560)	(638)
Total Ameriprise Financial shareholders’ equity	10,104	10,498	10,950	10,725	10,551
Equity of consolidated investment entities	(482)	(596)	(561)	(529)	(501)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$9,622	$9,902	$10,389	$10,196	$10,050

Total Ameriprise Financial capital	$12,716	$13,182	$13,685	$13,042	$12,849
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	$12,234	$12,514	$13,001	$12,454	$12,308

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.5%	20.4%	20.0%	17.8%	17.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs (1)	21.4%	20.9%	20.1%	18.1%	18.3%

Ratings (as of March 31, 2011 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.	Fitch Ratings Ltd.
Claims Paying Ratings (2)
RiverSource Life Insurance Company	A+	AA-	Aa3	AA-
IDS Property Casualty Ins. Company	A	N/R	N/R	N/R

Debt Ratings (2)
Ameriprise Financial, Inc.	a-	A	A3	A-

(1) See non-GAAP financial information on pg 35.

(2) For the most current ratings information, please see the individual rating agency’s website.

(3) Includes accumulated other comprehensive income, net of tax.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2011

(in millions unless otherwise noted, unaudited)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011
Cash and cash equivalents	$4,816	$3,827	$3,685	$2,861	$2,460

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	15,629	16,078	17,093	16,606	16,676

Residential mortgage backed securities	7,317	7,473	7,481	7,258	7,562
Commercial mortgage backed securities	4,467	4,681	4,969	4,868	4,702
Asset backed securities	1,968	1,966	2,009	2,020	2,015
Total mortgage and other asset backed securities	13,752	14,120	14,459	14,146	14,279

Other structured investments	—	—	—	—	—
State and municipal obligations	1,569	1,608	1,695	1,582	1,836
US government and agencies obligations	229	178	147	143	93
Foreign government bonds and obligations	108	110	112	108	108
Common and preferred stocks	50	48	54	10	10
Other AFS	77	74	26	24	28
Total other	2,033	2,018	2,034	1,867	2,075
Total available-for-sale securities	31,414	32,216	33,586	32,619	33,030

Commercial mortgage loans	2,682	2,670	2,670	2,615	2,582
Allowance for loan losses	(39)	(39)	(39)	(38)	(36)
Commercial mortgage loans, net	2,643	2,631	2,631	2,577	2,546

Policy loans	720	725	732	733	731
Trading securities	544	547	571	565	578
Other investments	444	407	460	559	572
Total investments	35,765	36,526	37,980	37,053	37,457

Total cash, cash equivalents and investments	$40,581	$40,353	$41,665	$39,914	$39,917

Net unrealized gain Available-for-Sale Securities	$1,031	$1,581	$2,272	$1,486	$1,391

AFS Fixed Maturity Asset Quality - %
AAA	41%	41%	39%	39%	39%
AA	5%	6%	6%	6%	6%
AFS securities AA and above	46%	47%	45%	45%	45%
A	15%	14%	15%	14%	14%
BBB	34%	34%	35%	35%	36%
Below investment grade	5%	5%	5%	6%	5%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total cash and investments	5%	5%	5%	5%	5%

(1) Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 45 - 48.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Operating earnings (loss);

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating expenses;

• Operating net investment income;

• Operating return on allocated equity;

• Operating return on equity excluding CIEs and AOCI;

• Operating total net revenues;

• Pretax operating earnings (loss);

• Pretax operating margin;

• Return on allocated equity;

• Return on equity excluding AOCI;

•    Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs;

•    Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount;

•    Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage and banking services, primarily to retail clients through our financial advisors. Ameriprise financial advisors utilize a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on invested assets primarily from certificate and banking products. This segment earns revenues (distribution fees) for distributing non-affiliated products and earns intersegment revenues (distribution fees) for distributing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment. Effective with results reported in first quarter 2011, results of operations attributable to Securities America have been transferred to the Corporate & Other segment.  All prior periods have been restated.

Asset Management - This segment provides investment advice and investment products to retail and institutional clients. Columbia Management Investment Advisors, LLC, formerly known as RiverSource Investments, LLC, predominantly provides U.S. domestic products and services and Threadneedle Asset Management Holdings Sàrl (Threadneedle) predominantly provides international investment products and services. U.S. domestic retail products are distributed through our Advice & Wealth Management segment and also through unaffiliated third party financial institutions, including distribution through Bank of America and its affiliates. Institutional products and services are primarily sold through our institutional sales force. International retail products are primarily distributed through third parties. Retail products include mutual funds, variable product funds underlying insurance and annuity separate accounts, separately managed accounts and collective funds. Institutional asset management services are designed to meet specific client objectives and may involve a range of products including those that focus on traditional asset classes, separate accounts, individually managed accounts, collateralized loan obligations, hedge funds and property funds. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by both market movements and net asset flows. In addition to the products and services provided to third party clients, management teams serving our Asset Management segment provide all intercompany asset management services. The fees for all such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides variable and fixed annuity products of RiverSource Life companies to retail clients. Prior to the fourth quarter of 2010, our variable annuity products were distributed through affiliated financial advisors as well as unaffiliated advisors through third-party distribution. During the fourth quarter of 2010, we discontinued new sales of our variable annuities in non-Ameriprise channels to further strengthen the risk and return characteristics of the business.  Our fixed annuity products are distributed through affiliated advisors as well as unaffiliated advisors through third-party distribution. Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on invested assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Variable Series Trust, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment offers a variety of protection products to address the protection and risk management needs of our retail clients including life, disability income and property-casualty insurance. Life and disability income products are primarily distributed through Ameriprise advisors. Our property-casualty products are sold direct, primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies. The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on invested assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by the Asset Management segment for marketing support and other services provided in connection with the availability of RiverSource Variable Series Trust, Columbia Funds Variable Insurance Trust, Columbia Funds Variable Insurance Trust I and Wanger Advisors Trust funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues from various investments as well as unallocated corporate expenses. Effective with results reported in first quarter 2011, results of operations attributable to Securities America have been transferred to the Corporate & Other segment from the Advice & Wealth Management segment.  All prior periods have been restated.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - The following is a list of items subtracted from asset management segment operating total net revenues to arrive at Adjusted Operating Revenues: operating net investment income, pass through distribution revenue, other pass through fees and subadvisory expenses.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) and CIEs is based on management’s best estimate of capital required by the business, and may include capital for contingencies. Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity. Allocated equity does not represent insurance company risk-based capital or other regulatory capital requirements applicable to us and certain of our subsidiaries. For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients and client assets held in wrap accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the costs of acquiring new protection, annuity and certain mutual fund business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity, life, disability income and long term care insurance and, to a lesser extent, deferred marketing and promotion expenses on auto and home insurance and deferred distribution costs on certain mutual fund products. These costs are deferred to the extent they are recoverable from future profits.

FAS 157 Valuation Impact - The portion of the market impact on variable annuity guaranteed living benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“FAS 157”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Life Insurance in force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated hedge asset values and net of related impacts on DAC and DSIC amortization. This market impact includes the FAS 157 valuation impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the operating effective tax rate for the last twelve months in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter end in the denominator.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses less revenue from consolidated investment entities.

Pretax Operating Earnings - Pretax segment income (loss) plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of total operating net revenues.

Pretax Segment Income (Loss) or Pretax Income (Loss) - Income (loss) before net income (loss) attributable to noncontrolling interests and income tax provision (benefit).

Pretax Segment Margin or Pretax Income (Loss) Margin - A ratio representing pretax segment income (loss) or pretax income (loss) as a percentage of total net revenues.

Return on Allocated Equity - Calculated using net income (loss) subject to the effective tax rate excluding CIEs for the last twelve months and the average allocated equity as of the last day of the trailing four quarters and current quarter end.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisors, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2011

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2011

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection	Corporate
				Market Impact on
	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	1	—	(3)	—	1	2	27
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	20
Total revenues	1	—	(3)	—	1	2	47
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	1	—	(3)	—	1	2	47

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	27	—	—	—
Amortization of deferred acquisition costs	—	—	—	(10)	—	—	—
Interest and debt expense	—	—	—	—	—	—	50
General and administrative expense	—	29	—	—	—	—	15
Total expenses	—	29	—	17	—	—	65
Pretax segment income (loss)	1	(29)	(3)	(17)	1	2	(18)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(18)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(29)	$(3)	$(17)	$1	$2	$—

Included in Operating Earnings

	Asset Management		Annuities	Protection	Corporate
		Threadneedle	Market	Market
	Threadneedle	FSA Regulatory	Impacts	Impacts	Legal
(in millions, unaudited)	Valuation (5)	Levy (6)	to DAC/DSIC (7)	to DAC/DSIC (7)	Expenses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	(3)	—	—
Amortization of deferred acquisition costs	—	—	(13)	(2)	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	5	5	—	—	118
Total expenses	5	5	(16)	(2)	118
Pretax segment income (loss)	(5)	(5)	16	2	(118)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(5)	$(5)	$16	$2	$(118)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Non-recurring integration charges related to Columbia Management acquisition

(3) Variable annuity guaranteed living benefit impacts include:

$29 million net expense related to hedged variable annuity living benefits

$12 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(6) Impact related to an industry-wide Financial Services Authority levy

(7) Decrease in DAC and DSIC amortization from higher period ending account values

(8) Securities America legal expenses

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Protection	Corporate
					Market Impact on
	Securities	Securities	Integration	Securities	VA Guaranteed	Securities	Securities	Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (4)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	1	1	—	3	—	(1)	15	—	24
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	13
Total revenues	1	1	—	3	—	(1)	15	—	37
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	1	1	—	3	—	(1)	15	—	37

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	72	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	(29)	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	51
General and administrative expense	—	—	24	—	—	—	—	4	12
Total expenses	—	—	24	—	43	—	—	4	63
Pretax segment income (loss)	1	1	(24)	3	(43)	(1)	15	(4)	(26)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	(26)
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$1	$(24)	$3	$(43)	$(1)	$15	$(4)	$—

Included in Operating Earnings

	Asset Management	Annuities	Protection			Corporate
	Hedge Fund	Market	Market	Auto Liability	Phoenix
	Performance	Impacts	Impacts	Reserve	Hail Storm	Legal
(in millions, unaudited)	Fees (6)	to DAC/DSIC (7)	to DAC/DSIC (7)	Increase (8)	Expense (9)	Expenses (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—	16	11	—
Amortization of deferred acquisition costs	—	(20)	(3)	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	40
Total expenses	—	(23)	(3)	16	11	40
Pretax segment income (loss)	22	23	3	(16)	(11)	(40)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$22	$23	$3	$(16)	$(11)	$(40)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Non-recurring integration charges related to Columbia Management acquisition
(3)	Variable annuity guaranteed living benefit impacts include:
$78 million net expense related to hedged variable annuity living benefits
$35 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset
(4)	Severance and related expenses for ending variable annuity distribution through non-Ameriprise distribution channels
(5)	Reflects revenues and expenses of Consolidated Investment Entities
(6)	The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net PTI impact
(7)	Decrease in DAC and DSIC amortization from higher period ending account values
(8)	Reserve increase for higher auto liability claims in both the third and fourth quarters of 2010
(9)	Higher claims driven by a hail storm in the Phoenix area
(10)	Increase in legal reserves

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management		Annuities		Corporate
					Market Impact on
	Integration	Securities	Integration	Securities	VA Guaranteed	Securities
(in millions, unaudited)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(8)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	1	—	(1)	—	2	17
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	9
Total revenues	—	1	—	(1)	—	2	26
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	—	1	—	(1)	—	2	26

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(18)	—	—
Amortization of deferred acquisition costs	—	—	—	—	10	—	—
Interest and debt expense	—	—	—	—	—	—	45
General and administrative expense	1	—	18	—	—	—	13
Total expenses	1	—	18	—	(8)	—	58
Pretax segment income (loss)	(1)	1	(18)	(1)	8	2	(32)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	(32)
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$1	$(18)	$(1)	$8	$2	$—

Included in Operating Earnings

	Annuities			Protection
	VA	Market	Valuation	Market	Valuation
	Death Benefit	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Impacts (5)	to DAC/DSIC (6)	Model Changes (7)(8)	to DAC/DSIC (6)	Model Changes (7)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(20)
Total revenues	—	—	—	—	(20)
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	—	—	—	—	(20)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(5)	261	—	44
Amortization of deferred acquisition costs	(2)	(24)	(332)	(10)	(15)
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Total expenses	(4)	(29)	(71)	(10)	29
Pretax segment income (loss)	4	29	71	10	(49)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$29	$71	$10	$(49)

(1) Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2) Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions

(3) Variable annuity guaranteed living benefit impacts include:

$21 million net expense related to hedged variable annuity living benefits

$13 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset

(4) Reflects revenues and expenses of Consolidated Investment Entities

(5) Decrease in death and income benefit expenses due to higher equity market valuations

(6) Decrease in DAC and DSIC amortization from higher period ending account values

(7) Net pretax impact of annual review/updating of valuation assumptions and model changes.  Net pretax impacts include:

$132 million benefit from persistency improvements

$85 million expense from resetting near-term equity return assumptions equal to the long-term assumptions and reducing both near- and long-term bond fund return assumptions

$25 million expense from all other assumption and model changes

(8) $34 million benefit in Market Impact on VA Guaranteed Living Benefits was originally classified as benefit in Annuities segment due to Valuation Assumptions & Model Changes

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management	Annuities		Protection	Corporate
					Market Impact on
	Securities	Integration	Integration	Securities	VA Guaranteed	Securities	Securities	Integration
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)(9)	Gains/(Losses) (1)	Gains/(Losses) (1)	Charges (2)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	1	—	—	4	—	1	1	—	155
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	46
Total revenues	1	—	—	4	—	1	1	—	201
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	1	—	—	4	—	1	1	—	201

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	(68)	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	41	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	45
General and administrative expense	—	4	48	—	—	—	—	5	17
Total expenses	—	4	48	—	(27)	—	—	5	62
Pretax segment income (loss)	1	(4)	(48)	4	27	1	1	(5)	139
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	139
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(4)	$(48)	$4	$27	$1	$1	$(5)	$—

Included in Operating Earnings

	Annuities			Protection			Corporate
	Market			Market
	Impacts	Implementation	DAC/DSIC Model	Impacts	Implementation	DAC/DSIC Model	RiverSource
(in millions, unaudited)	to DAC/DSIC (5)	of EPN (6)(9)	Updates (7)	to DAC/DSIC (5)	of EPN (6)	Updates (7)	2a-7 Fund (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	—	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—
Total revenues	—	—	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—	—
Total net revenues	—	—	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	6	21	(5)	—	—	—	—
Amortization of deferred acquisition costs	29	(13)	(21)	4	(6)	(7)	—
Interest and debt expense	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	8
Total expenses	35	8	(26)	4	(6)	(7)	8
Pretax segment income (loss)	(35)	(8)	26	(4)	6	7	(8)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(35)	$(8)	$26	$(4)	$6	$7	$(8)

(1)    Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)    Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions.

(3)    Variable annuity guaranteed living benefit impacts include:

$ 78 million net benefit related to hedged variable annuity living benefits.

$ 51 million increase in DAC and DSIC amortization resulting from hedged living benefits offset.

(4)    Reflects revenues and expenses of Consolidated Investment Entities.

(5)    Increase in DAC and DSIC amortization from lower period ending account values.

(6)    Increase / (decrease) in expense related to the implementation of Enhanced Portfolio Navigator (EPN).

(7)    Revisions to certain calculations in the valuation of DAC and DSIC.

(8)    Expenses to support $1 Net Asset Value of RiverSource money market funds

(9)    $2 million benefit in Market Impact on VA Guaranteed Living Benefits was originally classified as benefit in Annuities segment due to implementation of EPN.

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2010

Excluded from Operating Earnings

	Advice & Wealth Management		Asset Management		Annuities		Protection	Corporate
						Market Impact on
	Securities	Integration	Securities	Integration	Securities	VA Guaranteed	Securities	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Living Benefits (3)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—	—	—	—
Net investment income	(1)	—	1	—	3	—	1	1	79
Premiums	—	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	57
Total revenues	(1)	—	1	—	3	—	1	1	136
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	1	—	3	—	1	1	136

Expenses
Distribution expenses	—	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	23	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	(6)	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	40
General and administrative expense	—	2	—	5	—	—	—	—	14
Total expenses	—	2	—	5	—	17	—	—	54
Pretax segment income (loss)	(1)	(2)	1	(5)	3	(17)	1	1	82
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	—	82
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(2)	$1	$(5)	$3	$(17)	$1	$1	$—

Included in Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities	Corporate
	Reserve	Threadneedle	VA Cash	Reserve
(in millions, unaudited)	Fund (5)	Valuation (6)	Impact (7)	Fund (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	2	—	(5)	—
Premiums	—	—	—	—
Other revenues	—	—	—	20
Total revenues	2	—	(5)	20
Banking and deposit interest expense	—	—	—	—
Total net revenues	2	—	(5)	20

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	27	—	—
Total expenses	—	27	—	—
Pretax segment income (loss)	2	(27)	(5)	20
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$2	$(27)	$(5)	$20

(1)        Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities.

(2)        Non-recurring integration charges related to H&R Block Financial Advisors and Columbia Management acquisitions.

(3)        Variable annuity guaranteed living benefit impacts include:

$ 24 million net expense related to hedged variable annuity living benefits.

$ 7 million decrease in DAC and DSIC amortization resulting from hedged living benefits offset.

(4)        Reflects revenues and expenses of Consolidated Investment Entities.

(5)        Benefit from payments by the Reserve Fund.

(6)        Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program.

(7)        Impact from raising cash in preparation for the introduction of enhanced variable annuity features.

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2011

Reconciliation of GAAP Metrics to Operating Metrics

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

First Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011
Advice & Wealth Management Segment
Pretax operating earnings	$51	$86	$89	$96	$99	$51	$99
Reconciling items:
Net investment income
Realized gains (losses)	(1)	1	—	1	1	(1)	1
General and administrative expense
Integration and restructuring charges	(2)	(4)	(1)	—	—	(2)	—
Total reconciling items, before income taxes	(3)	(3)	(1)	1	1	(3)	1
Pretax segment income (loss)	$48	$83	$88	$97	$100	$48	$100

Asset Management Segment
Pretax operating earnings	$22	$104	$121	$163	$136	$22	$136
Reconciling items:
Net investment income
Realized gains (losses)	1	—	1	1	—	1	—
General and administrative expense
Integration and restructuring charges	(5)	(48)	(18)	(24)	(29)	(5)	(29)
Total reconciling items, before income taxes	(4)	(48)	(17)	(23)	(29)	(4)	(29)
Pretax segment income	$18	$56	$104	$140	$107	$18	$107

Annuities Segment
Pretax operating earnings	$134	$102	$257	$171	$174	$134	$174
Reconciling items:
Net investment income
Realized gains (losses)	3	4	(1)	3	(3)	3	(3)
Benefits, claims, losses and settlement expenses
Market impact on VA guaranteed living benefits	(23)	68	18	(72)	(27)	(23)	(27)
Amortization of deferred acquisition costs
Market impact on VA guaranteed living benefits	6	(41)	(10)	29	10	6	10
Total reconciling items, before income taxes	(14)	31	7	(40)	(20)	(14)	(20)
Pretax segment income	$120	$133	$264	$131	$154	$120	$154

Protection Segment
Pretax operating earnings	$118	$134	$65	$86	$106	$118	$106
Reconciling items:
Net investment income
Realized gains (losses)	1	1	—	(1)	1	1	1
Total reconciling items, before income taxes	1	1	—	(1)	1	1	1
Pretax segment income	$119	$135	$65	$85	$107	$119	$107

Ameriprise Financial, Inc.

Reconciliation of GAAP Segment Income Statements to Segment Operating Income Statements

First Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011
Corporate Segment
Pretax operating loss	$(27)	$(76)	$(49)	$(113)	$(181)	$(27)	$(181)
Reconciling items:
Net investment income
Net investment income attributable to the CIEs	79	155	17	24	27	79	27
Realized gains (losses)	1	1	2	15	2	1	2
Other revenues
Other revenues attributable to the CIEs	57	46	9	13	20	57	20
Banking and deposit interest expense
Banking and deposit interest expense attributable to the CIEs	—	—	—	—	—	—	—
Interest and debt expense
Interest and debt expense attributable to the CIEs	(40)	(45)	(45)	(51)	(50)	(40)	(50)
General and administrative expense
Integration and restructuring charges	—	(5)	—	(4)	—	—	—
General and administrative expense attributable to the CIEs	(14)	(17)	(13)	(12)	(15)	(14)	(15)
Total reconciling items, before income taxes	83	135	(30)	(15)	(16)	83	(16)
Pretax segment income (loss)	$56	$59	$(79)	$(128)	$(197)	$56	$(197)

Eliminations
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—
Reconciling items:
Management and financial advice fees
Management fees earned by the Company from the CIEs	(9)	(10)	(9)	(10)	(10)	(9)	(10)
General and administrative expense
General and administrative expense attributable to the CIEs	9	10	9	10	10	9	10
Total reconciling items, before income taxes	—	—	—	—	—	—	—
Pretax segment income (loss)	$—	$—	$—	$—	$—	$—	$—

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

First Quarter 2011

						Year-to-Date
(in millions unless otherwise noted, unaudited)	1 Qtr 2010	2 Qtr 2010	3 Qtr 2010	4 Qtr 2010	1 Qtr 2011	2010	2011
Total net revenues	$2,271	$2,577	$2,450	$2,678	$2,654	$2,271	$2,654
Less CIEs	127	191	17	27	37	127	37
Plus Realized (gains) losses	(5)	(7)	(2)	(19)	(1)	(5)	(1)
Operating total net revenues	$2,139	$2,379	$2,431	$2,632	$2,616	$2,139	$2,616

Pretax income	$361	$466	$442	$325	$271	$361	$271
Less CIEs	82	139	(32)	(26)	(18)	82	(18)
Pretax earnings excluding CIEs	279	327	474	351	289	279	289
Income tax provision	65	68	130	71	48	65	48
Net income attributable to Ameriprise Financial	214	259	344	280	241	214	241
Integration/restructuring charges net of tax (1)	4	37	12	20	19	4	19
Market impact on variable annuity guaranteed living benefits net of tax (1)	11	(17)	(5)	27	11	11	11
Realized (gains) losses net of tax (1)	(3)	(5)	(1)	(13)	(1)	(3)	(1)
Operating earnings	$226	$274	$350	$314	$270	$226	$270

Pretax income	$361	$466	$442	$325	$271	$361	$271
Less CIEs	82	139	(32)	(26)	(18)	82	(18)
Pretax earnings excluding CIEs	279	327	474	351	289	279	289
Integration/restructuring charges	7	57	19	28	29	7	29
Market impact on variable annuity guaranteed living benefits	17	(27)	(8)	43	17	17	17
Realized (gains) losses	(5)	(7)	(2)	(19)	(1)	(5)	(1)
Pretax operating earnings	$298	$350	$483	$403	$334	$298	$334

Margin	9.4%	10.1%	14.0%	10.5%	9.1%	9.4%	9.1%
Pretax operating margin	13.9%	14.7%	19.9%	15.3%	12.8%	13.9%	12.8%
Operating margin	10.6%	11.5%	14.4%	11.9%	10.3%	10.6%	10.3%

Weighted average common shares outstanding
Basic	260.8	261.1	255.3	252.7	251.6	260.8	251.6
Diluted	265.0	265.3	259.9	258.9	257.7	265.0	257.7

Basic earnings per share	$0.82	$0.99	$1.35	$1.11	$0.96	$0.82	$0.96
Earnings per diluted share	$0.81	$0.98	$1.32	$1.08	$0.94	$0.81	$0.94

Basic operating earnings per share	$0.87	$1.05	$1.37	$1.24	$1.07	$0.87	$1.07
Operating earnings per diluted share	$0.85	$1.03	$1.35	$1.21	$1.05	$0.85	$1.05

(1)	Calculated using the statutory tax rate of 35%.

Ameriprise Financial, Inc.

Reconciliation of GAAP Metrics to Operating Metrics

First Quarter 2011

(in millions unless otherwise noted, unaudited)	March 31, 2010	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011

Long-term Debt Summary
Senior notes	$2,284	$2,356	$2,407	$2,003	$1,990
Junior subordinated notes	322	322	322	308	308
Non-recourse debt for inverse floaters	6	6	6	6	—
Total Ameriprise Financial long-term debt	2,612	2,684	2,735	2,317	2,298
Less non-recourse debt for inverse floaters	6	6	6	6	—
Less fair value of hedges and unamortized discount	(6)	66	117	53	40
Total Ameriprise Financial long-term debt excluding non-recourse debt for inverse floaters, fair value of hedges and unamortized discount	$2,612	$2,612	$2,612	$2,258	$2,258

Total equity	$10,696	$11,119	$11,504	$11,285	$11,189
Less Noncontrolling interests	592	621	554	560	638

Total Ameriprise Financial shareholders’ equity	10,104	10,498	10,950	10,725	10,551
Less Equity of consolidated investment entities	482	596	561	529	501
Total Ameriprise Financial shareholders’ equity excluding CIEs	$9,622	$9,902	$10,389	$10,196	$10,050

Total Ameriprise Financial long-term debt	$2,612	$2,684	$2,735	$2,317	$2,298
Total Ameriprise Financial shareholders’ equity	10,104	10,498	10,950	10,725	10,551
Total Ameriprise Financial capital	12,716	13,182	13,685	13,042	12,849
Less non-recourse debt for inverse floaters	6	6	6	6	—
Less equity of consolidated investment entities	482	596	561	529	501
Less fair value of hedges and unamortized discount	(6)	66	117	53	40
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters, and equity of CIEs	$12,234	$12,514	$13,001	$12,454	$12,308

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.5%	20.4%	20.0%	17.8%	17.9%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, non-recourse debt for inverse floaters and equity of CIEs	21.4%	20.9%	20.1%	18.1%	18.3%

Ameriprise Financial shareholders’ equity	$10,104	$10,498	$10,950	$10,725	$10,551
AOCI	367	607	897	565	542
Appropriated retained earnings of CIEs	508	620	590	558	530
AOCI attributable to CIEs	26	24	29	29	29

Ameriprise Financial shareholders’ equity	$10,104	$10,498	$10,950	$10,725	$10,551
Less AOCI	367	607	897	565	542
Ameriprise Financial shareholders’ equity excluding AOCI	$9,737	$9,891	$10,053	$10,160	$10,009

Ameriprise Financial shareholders’ equity	$10,104	$10,498	$10,950	$10,725	$10,551
Less Appropriated retained earnings of CIEs	508	620	590	558	530
Plus AOCI attributable to CIEs	26	24	29	29	29
Ameriprise Financial shareholders’ equity excluding CIEs	$9,622	$9,902	$10,389	$10,196	$10,050

Ameriprise Financial shareholders’ equity	$10,104	$10,498	$10,950	$10,725	$10,551
Less Appropriated retained earnings of CIEs	508	620	590	558	530
Less AOCI	367	607	897	565	542
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$9,229	$9,271	$9,463	$9,602	$9,479